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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AbbVie Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 9, 2014

        The Annual Meeting of the Stockholders of AbbVie Inc. will be held at the Rosewood, 2825 Sand Hill Road, Menlo Park, California 94025, on Friday, May 9, 2014, at 9:00 a.m. for the following purposes:

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  To elect 3 directors to hold office until the next Annual Meeting or until their successors are elected (Item 1 on the proxy card),

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  To ratify the appointment of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2014 (Item 2 on the proxy card),

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  To vote on an advisory vote on the approval of executive compensation (Item 3 on the proxy card), and

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  To transact such other business as may properly come before the meeting.

Your Vote Is Important

        Please promptly vote your shares by telephone, using the Internet, or by signing and returning your proxy in the enclosed envelope if you received a printed version.

        The board of directors recommends that you vote FOR Items 1, 2, and 3 on the proxy card.

        The close of business on March 12, 2014, has been fixed as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting.

        AbbVie's 2014 Proxy Statement and 2013 Annual Report on Form 10-K are available at www.abbvieinvestor.com. If you are a registered stockholder, you may access your proxy card by either:

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  Going to the following website: www.proxyvote.com, entering the information requested on your computer screen and following the simple instructions, or

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  Calling (in the United States, U.S. territories, and Canada) toll free 1-800-690-6903 on a touch-tone telephone and following the simple instructions provided by the recorded message.

        Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form in the back of these materials and an admission card will be sent to you. Due to space limitations, reservation forms must be received before May 2, 2014. Each admission card, along with photo identification, admits one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

By order of the board of directors.

Laura J. Schumacher
 Secretary

March 24, 2014

PROXY STATEMENT

i

PROXY STATEMENT

SOLICITATION OF PROXIES

        The accompanying proxy is solicited on behalf of the board of directors for use at the Annual Meeting of Stockholders. The meeting will be held on May 9, 2014, at the Rosewood, 2825 Sand Hill Road, Menlo Park, California 94025.

INFORMATION ABOUT THE ANNUAL MEETING

Who Can Vote

        Stockholders of record at the close of business on March 12, 2014 will be entitled to notice of and to vote at the Annual Meeting. As of March 12, 2014, AbbVie had 1,596,050,177 outstanding shares of common stock, which are AbbVie's only outstanding voting securities. Each stockholder has one vote per share. Stockholders do not have the right to vote cumulatively in electing directors.

Notice and Access

        In accordance with the Securities and Exchange Commission's e-proxy rules, AbbVie mailed a Notice of Internet Availability of Proxy Materials (the "Notice") to stockholders in March 2014. The Notice describes the matters to be considered at the Annual Meeting and how stockholders can access the proxy materials online. It also provides instructions on how stockholders can vote their shares. If you received the Notice, you will not receive a printed version of the proxy materials unless you request one. If you would like to receive a printed version of the proxy materials, free of charge, please follow the instructions on the Notice.

Voting by Proxy

        AbbVie's stockholders may vote their shares by telephone, the Internet, or at the Annual Meeting. If you vote by telephone or the Internet, you do not need to return your proxy card. The instructions for voting can be found on the Notice, on the website listed in the Notice, and, if you received one, on your proxy card. If you requested a printed version of the proxy card, you may also vote by mail.

Revoking a Proxy

        You may revoke your proxy by voting in person at the Annual Meeting or, at any time prior to the meeting:

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  by delivering a written notice to the secretary of AbbVie,

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  by delivering an authorized proxy with a later date, or

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  by voting by telephone or the Internet after you have given your proxy.

Discretionary Voting Authority

        Unless authority is withheld in accordance with the instructions on the proxy, the persons named in the proxy will vote the shares of AbbVie common stock covered by proxies they receive to elect the 3 nominees named in Item 1 on the proxy card. Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the board of directors, or for fewer than 3 nominees if, in the judgment of the proxy holders, such action is necessary or desirable.

        Where a stockholder has specified a choice for or against the ratification of the appointment of Ernst & Young LLP as AbbVie's independent registered public accounting firm or the advisory vote on the approval of executive compensation, the shares of AbbVie common stock represented by the proxy will be voted (or not voted) as specified. Where no choice has been specified, the proxy will be voted

FOR the ratification of Ernst & Young LLP as auditors and FOR the approval of executive compensation.

        The board of directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

Quorum and Vote Required to Approve Each Item on the Proxy

        A majority of the outstanding shares entitled to vote generally in the election of directors, represented in person or by proxy, constitutes a quorum. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the stockholders with respect to that matter.

Effect of Broker Non-Votes and Abstentions

        A proxy submitted by an institution such as a broker or bank that holds shares for the account of a beneficial owner may indicate that all or a portion of the shares represented by that proxy are not being voted with respect to a particular matter. This could occur, for example, when the broker or bank is not permitted to vote those shares in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on those matters, although these shares may be considered present and entitled to vote for other purposes. Brokers and banks have discretionary authority to vote shares in the absence of instructions on matters the New York Stock Exchange considers "routine," such as the ratification of the appointment of the auditors. They do not have discretionary authority to vote shares in absence of instructions on "non-routine" matters. The election of directors and the advisory vote on the approval of executive compensation are considered "non-routine" matters. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting. Shares represented by proxies that are present and entitled to vote on a matter but which have elected to abstain from voting on that matter, other than the election of directors, will have the effect of votes against that matter.

Inspectors of Election

        The inspectors of election and the tabulators of all proxies, ballots, and voting tabulations that identify stockholders are independent and are not AbbVie employees.

Cost of Soliciting Proxies

        AbbVie will bear the cost of making solicitations from its stockholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may be solicited by mail, telephone, Internet, or in person by directors, officers, or employees of AbbVie and its subsidiaries.

        AbbVie has retained Georgeson Inc. to aid in the solicitation of proxies, at an estimated cost of $19,500 plus reimbursement for reasonable out-of-pocket expenses.

AbbVie Savings Plan

        Participants in the AbbVie Savings Plan will receive a voting instruction card for their shares of AbbVie common stock held in the AbbVie Savings Plan Trust. The Trust is administered by both a trustee and an investment committee. The trustee is Mercer Trust Company. The members of the investment committee are Amarendra Duvvur, William H.S. Preece and Michael J. Thomas, employees of AbbVie. The voting power with respect to the shares is held by and shared between the investment committee and the participants. The investment committee must solicit voting instructions from the participants and follow the voting instructions it receives. The investment committee may use its own discretion with respect to those shares of AbbVie common stock for which no voting instructions are received.

SEPARATION OF ABBVIE FROM ABBOTT LABORATORIES

        On January 1, 2013, AbbVie became an independent company as a result of the distribution by Abbott Laboratories ("Abbott") of 100% of the outstanding common stock of AbbVie to Abbott's shareholders (the "Separation"). Each Abbott shareholder of record as of the close of business on December 12, 2012 (the "Record Date") received one share of AbbVie common stock for each Abbott common share held as of the Record Date. AbbVie was incorporated in Delaware on April 10, 2012 and is comprised of Abbott's former research-based pharmaceuticals business. AbbVie's Registration Statement on Form 10 was declared effective by the U.S. Securities and Exchange Commission ("SEC" or the "Securities and Exchange Commission") on December 7, 2012. AbbVie's common stock began trading "regular-way" under the ticker symbol "ABBV" on the New York Stock Exchange on January 2, 2013. For additional information, please see AbbVie's Information Statement, which is attached as Exhibit 99.1 to AbbVie's Current Report on Form 8-K filed with the SEC on January 2, 2013.

CORPORATE GOVERNANCE MATERIALS

        AbbVie's corporate governance guidelines with the outline of directorship qualifications; director independence guidelines; code of business conduct; and audit committee, compensation committee, nominations and governance committee, and public policy committee charters are all available in the corporate governance section of AbbVie's investor relations website at www.abbvieinvestor.com.

INFORMATION CONCERNING DIRECTOR NOMINEES (ITEM 1 ON PROXY CARD)

        The board of directors consists of three classes with each class currently comprised of three directors. Directors of one class are elected each year for a term of three years. The Class II directors are presented for re-election to hold office until the expiration of their term at the 2017 annual meeting of stockholders and until their successors are elected and qualified or until their earlier death or resignation.

        Directors are elected by stockholders if a majority of the votes cast are "for" a director's reelection at the Annual Meeting, excluding abstentions and broker non-votes. For more information on the director majority vote standard, see AbbVie's By-Laws as listed as an exhibit to AbbVie's 2013 Annual Report on SEC Form 10-K.

Class II—Directors Whose Terms Expire in 2014

Robert J. Alpern, M.D.                              Age 63

Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine

Dr. Alpern has served as the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine since June 2004. From July 1998 to June 2004, Dr. Alpern was the Dean of The University of Texas Southwestern Medical Center. Dr. Alpern also serves as a director of Abbott Laboratories and as a director on the Board of Yale—New Haven Hospital. As the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine, Dean of The University of Texas Southwestern Medical Center, and as a director on the Board of Yale—New Haven Hospital, Dr. Alpern contributes valuable insights to the board through his medical and scientific expertise and his knowledge of the health care environment and the scientific nature of AbbVie's key research and development initiatives.

Edward M. Liddy                              Age 68

Partner, Clayton, Dubilier & Rice, LLC

Mr. Liddy has been a partner in the private equity investment firm Clayton, Dubilier & Rice, LLC since January 2010, having also been a partner at such firm from April to September 2008. From September 2008 to August 2009, Mr. Liddy was the interim chairman and chief executive officer of American International Group, Inc. (AIG). He served at AIG at the request of the U.S. Department of the Treasury. From January 1999 to April 2008, Mr. Liddy served as chairman of the board of the Allstate Corporation. He served as chief executive officer of Allstate from January 1999 to December 2006, President from January 1995 to May 2005, and chief operating officer from August 1994 to January 1999. Mr. Liddy currently serves on the board of directors of Abbott Laboratories, 3M Company, and The Boeing Company. In addition, Mr. Liddy formerly served on the board of The Boeing Company from 2007 to 2008. As the chairman and chief executive officer of Allstate Corporation and American International Group, Inc., Mr. Liddy brings valuable insights from the perspective of the insurance industry into AbbVie's business. As a partner of Clayton, Dubilier & Rice,  LLC, Mr. Liddy gained significant knowledge and understanding of finance and capital markets matters as well as global and domestic strategic advisory experience.

Frederick H. Waddell                              Age 60

Chairman of the Board and Chief Executive Officer of Northern Trust Corporation and The Northern Trust Company

Mr. Waddell has served as the chief executive officer of Northern Trust Corporation and The Northern Trust Company since January 2008 and as chairman of the board since November 2009. He served as president from February 2006 through September 2011, and as chief operating officer from February 2006 to January 2008. He is currently a board member at the Federal Reserve Bank of Chicago and served as a board member of Northern Trust from February 2006 to November 2009 prior to becoming the chairman of the board. As chairman and chief executive officer of Northern Trust Corporation and The Northern Trust Company, Mr. Waddell possesses broad financial services experience with a strong record of leadership in a highly regulated industry.

 Class III—Directors Whose Terms Expire in 2015

Roxanne S. Austin                              Age 53

President, Austin Investment Advisors

Ms. Austin is president of Austin Investment Advisors, a private investment and consulting firm, a position she has held since 2004. From July 2009 through July 2010, Ms. Austin also served as the president and chief executive officer of Move Networks, Inc., a provider of Internet television services. Ms. Austin served as president and chief operating officer of DIRECTV, Inc. from June 2001 to December 2003. Ms. Austin also previously served as executive vice president and chief financial officer of Hughes Electronics Corporation and as a partner of Deloitte & Touche LLP. Ms. Austin is also a director of Abbott Laboratories, Target Corporation, Teledyne Technologies, Inc. and Telefonaktiebolaget LM Ericsson. Through her extensive management and operating roles, including her financial roles, Ms. Austin contributes significant oversight and leadership experience, including financial expertise and knowledge of financial statements, corporate finance and accounting matters.

Richard A. Gonzalez                              Age 60

Chairman of the Board and Chief Executive Officer, AbbVie Inc.

Mr. Gonzalez is the chairman and chief executive officer of AbbVie. He served as Abbott's executive vice president of the pharmaceutical products group from July 2010 to December 2012, and was responsible for Abbott's worldwide pharmaceutical business, including commercial operations, research and development, and manufacturing. He also served as president, Abbott Ventures Inc., Abbott's medical technology investment arm, from 2009 to 2011. Mr. Gonzalez joined Abbott in 1977 and held various management positions before briefly retiring in 2007, including: Abbott's president and chief operating officer; president, chief operating officer of Abbott's Medical Products Group; senior vice president and president of Abbott's former Hospital Products Division (now Hospira, Inc.); vice president and president of Abbott's Health Systems Division; and divisional vice president and general manager for Abbott's Diagnostics Operations in the United States and Canada. As a result of his service as Abbott's executive vice president, Pharmaceutical Products Group since July 2010, his previous service as Abbott's president and chief operating officer and his more than 30-year career at Abbott, Mr. Gonzalez has developed valuable business, management and leadership experience, as well as extensive knowledge of AbbVie and its global operations. Mr. Gonzalez's experience and knowledge enable him to contribute to AbbVie's board key insights into strategic, management, and operational matters.

Glenn F. Tilton                              Age 65

Chairman of the Midwest, JPMorgan Chase & Co.

Mr. Tilton has served as chairman of the Midwest for JPMorgan Chase & Co. since 2011. From October 2010 to December 2012, Mr. Tilton also served as the non-executive chairman of the board of United Continental Holdings,  Inc. From September 2002 to October 2010, he served as chairman, president and chief executive officer of UAL Corporation, and chairman and chief executive officer of United Air Lines, Inc., its wholly owned subsidiary. Mr. Tilton is also a director of Abbott Laboratories and Phillips 66. Mr. Tilton also served on the board of directors of Lincoln National Corporation from 2002 to 2007, of TXU Corporation from 2005 to 2007, of Corning Incorporated from 2010 to 2012, and of United Continental Holdings, Inc. from 2010 to 2012. As chairman of the Midwest for JPMorgan Chase & Co. and having previously served as non-executive chairman of the board of United Continental Holdings, Inc., and chairman, president, and chief executive officer of UAL Corporation and United Air Lines, vice chairman of Chevron Texaco and as interim chairman of Dynegy, Inc., Mr. Tilton acquired strong management experience overseeing complex multinational businesses operating in highly regulated industries, as well as expertise in finance and capital markets matters.

Class I—Directors Whose Terms Expire in 2016

William H.L. Burnside                              Age 62

Retired Senior Vice President and Director at The Boston Consulting Group

Mr. Burnside is a retired senior vice president and director at The Boston Consulting Group (BCG), where he currently serves as an advisor. Prior to becoming managing partner of BCG's Los Angeles office in 1987, he worked in BCG's London and Chicago offices, servicing clients in telecommunications, media, defense, financial services, and manufacturing. Mr. Burnside is a director at Executive Service Corps of Southern California and Audubon California. Through his experience with The Boston Consulting Group, Mr. Burnside acquired knowledge and understanding of corporate finance and capital markets matters, as well as global and domestic strategic advisory experience across a broad base of industries.

Edward J. Rapp                              Age 56

Group President for Construction Industries of Caterpillar Inc.

Mr. Rapp was appointed in early 2013 as the Caterpillar Inc. group president for construction industries based in Singapore. Mr. Rapp served as the chief financial officer of Caterpillar from 2010 to 2013 and was named a group president of Caterpillar in 2007. Mr. Rapp is presently a board member for FM Global and Junior Achievement USA. He is currently a member of the University of Missouri College of Business Strategic Development Board and a board member of the U.S.-China Business Council. As a result of his tenure as group president and chief financial officer at Caterpillar Inc., Mr. Rapp has acquired management, operational, and financial expertise with extensive global experience and provides the board with an informed perspective on financial and operational matters faced by a complex international company.

Roy S. Roberts                              Age 74

Retired Group Vice President for North American Vehicle Sales, Service and Marketing of General Motors Corporation

Mr. Roberts was the emergency financial manager for Detroit Public Schools from 2011 until his retirement in 2013. Previously, he served as managing director of Reliant Equity Investors from 2000 to 2011. Mr. Roberts retired from General Motors in April 2000. At the time of his retirement, he was group vice president for North American Vehicle Sales, Service and Marketing of General Motors Corporation, having been elected to that position in October 1998. Mr. Roberts has served as director on the following boards: Thermon Manufacturing Company 2007-2010, Enova Systems, Inc., 2008-2011, Burlington Northern Santa Fe, 1991-2010, and Abbott Laboratories, 1998-2011. As a former executive of a major international corporation, Mr. Roberts has a strong record of valuable business, leadership, operational, and management experience which he brings to the board.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors

        The board of directors held eleven meetings in 2013. The average attendance of all incumbent directors at board and committee meetings in 2013 was ninety-eight percent and each director attended at least seventy-five percent of the total number of board meetings and meetings of the committees on which he or she served. AbbVie encourages its board members to attend the annual stockholder meeting. All of AbbVie's directors attended the 2013 annual stockholder meeting.

        The board has determined that each of the following directors is independent in accordance with the New York Stock Exchange listing standards: Dr. Alpern, Ms. Austin, Mr. Burnside, Mr. Liddy, Mr. Rapp, Mr. Roberts, Mr. Tilton, and Mr. Waddell. To determine independence, the board applied the AbbVie Inc. director independence guidelines. The board also considered whether a director has any other material relationships with AbbVie or its subsidiaries and concluded that none of these directors had a relationship that impaired the director's independence. This included consideration of the fact that some of the directors are officers or serve on boards of companies or entities to which AbbVie sold products or made contributions or from which AbbVie purchased products and services during the year. This also included consideration of the fact that some of the directors serve on the board of Abbott, AbbVie's former parent. In making its determination, the board relied on both information provided by the directors and information developed internally by AbbVie.

        The board has risk oversight responsibility for AbbVie and administers this responsibility both directly and with assistance from its committees. The board has determined that the current leadership structure, in which the offices of chairman of the board and chief executive officer are held by one individual and the chair of the nominations and governance committee is appointed to be the lead director, ensures the appropriate level of oversight, independence, and responsibility is applied to all board decisions, including risk oversight, and is in the best interests of AbbVie and its stockholders. The lead director facilitates communication with the board and presides over regularly conducted executive sessions of the independent directors or sessions where the chairman of the board is not present. It is the role of the lead director to review and approve matters, such as agenda items, schedule sufficiency, and, where appropriate, information provided to other board members. The lead director is chosen by and from the independent members of the board of directors, and serves as the liaison between the chairman of the board and the independent directors; however, all directors are encouraged to, and in fact do, consult with the chairman on each of the above topics, as well. The lead director, and each of the other directors, communicates regularly with the chairman of the board and chief executive officer regarding appropriate agenda topics and other board related matters. The lead director also has the authority to call meetings of the independent directors and, if requested by major stockholders, ensures that he or she is available for consultation and direct communication.

        AbbVie directors have backgrounds that when combined provide a portfolio of experience and knowledge that serve AbbVie's governance and strategic needs. Director nominees are considered on the basis of a range of criteria including broad-based business knowledge and relationships, prominence and excellent reputations in their primary fields of endeavor, as well as a global business perspective and commitment to good corporate citizenship. They must have demonstrated experience and ability that is relevant to the board's oversight role with respect to AbbVie's business and affairs. Each director's biography includes the particular experience and qualifications that led the board to conclude that the director should serve on the board. The directors' biographies are in the section of this proxy statement captioned "Information Concerning Director Nominees."

 Committees of the Board of Directors

        The board of directors has five committees established in AbbVie's By-Laws: the executive committee, audit committee, compensation committee, nominations and governance committee, and public policy committee. Each of the members of the audit committee, compensation committee, nominations and governance committee, and public policy committee is independent.

        The executive committee members are Mr. Gonzalez, chair, Ms. Austin, Mr. Liddy, Mr. Roberts, and Mr. Tilton. This committee may exercise all the authority of the board in the management of AbbVie, except for matters expressly reserved by law for board action.

        The audit committee members are Ms. Austin, chair, Mr. Burnside, Mr. Rapp, and Mr. Waddell. The committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to AbbVie's accounting and financial reporting practices and the audit process, the quality and integrity of AbbVie's financial statements, the independent auditors' qualifications, independence, and performance, the performance of AbbVie's internal audit function and internal auditors, certain areas of legal and regulatory compliance, and enterprise risk management. Each of the members of the audit committee is financially literate, as required of audit committee members by the New York Stock Exchange, and the independence requirements set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The board of directors has determined that Ms. Austin, the committee's chair, is an "audit committee financial expert."

        The compensation committee members are Mr. Liddy, chair, Ms. Austin, Mr. Tilton, and Mr. Waddell. The committee is governed by a written charter. This committee assists the board of directors in carrying out the board's responsibilities relating to the compensation of AbbVie's executive officers and directors. The compensation committee annually reviews the compensation paid to the directors and gives its recommendations to the full board regarding both the amount of director compensation that should be paid and the allocation of that compensation between equity-based awards and cash. In recommending director compensation, the compensation committee takes comparable director fees into account and reviews any arrangement that could be viewed as indirect director compensation. The processes and procedures used for the consideration and determination of executive compensation are described in the section of this proxy statement captioned "Compensation Discussion and Analysis." This committee also reviews, approves, and administers the incentive compensation plans in which any executive officer of AbbVie participates and all of AbbVie's equity-based plans. It may delegate the responsibility to administer and make grants under these plans to management, except to the extent that such delegation would be inconsistent with applicable law or regulations or with the listing rules of the New York Stock Exchange. The compensation committee has the sole authority, under its charter, to select, retain and/or terminate independent compensation advisors. The compensation committee reviews and discusses with management and its independent compensation advisor potential risks associated with AbbVie's compensation policies and practices as discussed in the section captioned "Compensation Risk Assessment." Each member of the committee qualifies as a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and as an "outside director" for purposes of Internal Revenue Code Section 162(m).

        The committee has an engagement with Aon Hewitt to provide counsel and advice on executive and non-employee director compensation matters. Aon Hewitt, and its principal, report directly to the chair of the committee. The principal meets regularly, and as needed, with the committee in executive sessions, has direct access to the chair during and between meetings, and performs no other services for AbbVie or its senior executives. The committee determines what variables it will instruct Aon Hewitt to consider, and they include: peer groups against which performance and pay should be examined, financial metrics to be used to assess AbbVie's relative performance, competitive long-term incentive practices in the marketplace, and compensation levels relative to market practice. The committee negotiates and approves any fees paid to Aon Hewitt for these services. In 2013, the compensation committee of AbbVie's board authorized payment of approximately $300,000 to Aon Hewitt for services rendered to the compensation committee relating to executive compensation. Separately, AbbVie management engaged Aon Hewitt to perform and paid approximately $1.8 million for unrelated services, including actuarial work, pension design and administration, insurance, and general consulting. The AbbVie compensation committee was informed about these services, but its formal approval was not requested. Based on an assessment of internally developed information and information provided by Aon Hewitt, the compensation committee has determined that the committee's independent compensation advisor does not have a conflict of interest. A copy of the compensation committee report is included in the section of this proxy statement captioned "Compensation Committee Report."

        The nominations and governance committee members are Mr. Tilton, chair, Dr. Alpern, Mr. Burnside, and Mr. Roberts. The committee is governed by a written charter. This committee assists the board of directors in identifying individuals qualified to become board members and recommends to the board the nominees for election as directors at the next annual meeting of stockholders, recommends to the board the persons to be elected as executive officers of AbbVie, recommends to the board the corporate governance guidelines applicable to AbbVie, oversees the evaluation of the board and management, and serves in an advisory capacity to the board and the chairman of the board on matters of organization, management succession plans, major changes in the organizational structure of AbbVie, and the conduct of board activities. The process used by this committee to identify a nominee to serve as a member of the board of directors depends on the qualities being sought. From time to time, AbbVie engages an executive search firm to assist the committee in identifying individuals qualified to be board members. Board members should have backgrounds that when combined provide a portfolio of experience and knowledge that will serve AbbVie's governance and strategic needs. In the process of identifying nominees to serve as a member of the board of directors, the nominations and governance committee considers the board's diversity of ethnicity, gender, and geography and assesses the effectiveness of the process in achieving that diversity. Board candidates will be considered on the basis of a range of criteria, including broad-based business knowledge and relationships, prominence and excellent reputations in their primary fields of endeavor, as well as a global business perspective, commitment to good corporate citizenship, and ability to commit sufficient time and attention to the activities of the board. Directors should have demonstrated experience and ability that is relevant to the board of directors' oversight role with respect to AbbVie's business and affairs.

        The public policy committee members are Mr. Roberts, chair, Dr. Alpern, Mr. Liddy, and Mr. Rapp. The committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to AbbVie's public policy, certain areas of legal and regulatory compliance, and governmental affairs and health care compliance issues that affect AbbVie by discharging the responsibilities set forth in its charter.

COMMUNICATING WITH THE BOARD OF DIRECTORS

        Stockholders and other interested parties may communicate with the board of directors by writing a letter to the chairman of the board, to the lead director, or to the independent directors c/o AbbVie Inc., 1 North Waukegan Road, AP34, North Chicago, Illinois 60064, Attention: corporate secretary. The corporate secretary regularly forwards to the addressee all letters other than mass mailings, advertisements, and other materials not relevant to AbbVie's business. In addition, directors regularly receive a log of all correspondence received by the company that is addressed to a member of the board and may request any correspondence on that log.

 DIRECTOR COMPENSATION

        AbbVie employees are not compensated for serving on the board or board committees. AbbVie's non-employee directors are compensated for their service under the AbbVie Non-Employee Directors' Fee Plan and the AbbVie 2013 Incentive Stock Program.

        The following table sets forth the non-employee directors' 2013 compensation.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
R. Alpern	$126,000	$112,960	$0	$535	$0	$239,495
R. Austin	144,000	112,960	0	0	0	256,960
W. Burnside	132,000	112,960	0	0	12,500	257,460
E. Liddy	138,000	112,960	0	0	0	250,960
E. Rapp	132,000	112,960	0	0	25,000	269,960
R. Roberts	138,000	112,960	0	0	25,000	275,960
G. Tilton	138,000	112,960	0	0	25,000	275,960
F. Waddell	132,000	112,960	0	0	26,438	271,398

(1)
Under the AbbVie Non-Employee Directors' Fee Plan, non-employee directors earn $10,500 for each month of service as a director and $1,000 for each month of service as a chair of a board committee, other than the chair of the audit committee. The chair of the audit committee receives $1,500 for each month of service as a chair of that committee and the other members of the audit committee receive $500 for each month of service as a committee member.

Fees earned under the AbbVie Non-Employee Directors' Fee Plan are paid in cash to the director, paid in the form of vested non-qualified stock options (based on an independent appraisal of their fair value), deferred (as an unfunded AbbVie obligation), or paid currently into an individual grantor trust established by the director. The distribution of deferred fees and amounts held in a director's grantor trust generally commences at the later of when the director reaches age 65 or upon retirement from the board of directors. The director may elect to have deferred fees and fees deposited in a trust and credited to a stock equivalent account that earns the same return as if the fees were invested in AbbVie stock or to a guaranteed interest account. If necessary, AbbVie contributes funds to a director's trust so that as of year-end the stock equivalent account balance (net of taxes) is not less than seventy-five percent of the market value of the related AbbVie common stock at year-end.

(2)
The amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. AbbVie determines the grant date fair value of stock unit awards by multiplying the number of restricted stock units granted by the average of the high and low market prices of one share of AbbVie common stock on the award grant date.

In addition to the fees described in footnote (1), each non-employee director elected to or serving on the board of directors at the annual stockholder meeting receives under the AbbVie 2013 Incentive Stock Program vested restricted stock units with a value of $113,000 (rounded down) (effective as of the 2014 annual meeting, this will increase to $143,000 (rounded down)). In 2013, this was 2,535 units. The non-employee directors receive cash payments equal to the dividends paid on the shares covered by the units at the same rate as other stockholders. Upon termination or retirement from the board, death, or a change in control of the company, a non-employee director will receive one common share for each restricted stock unit outstanding under the Incentive Stock Program.

  The following AbbVie restricted stock units were outstanding as of December 31, 2013: R. Alpern, 11,094; R. Austin, 18,757; W. Burnside, 2,535; E. Liddy, 6,521; E. Rapp, 2,535; R. Roberts, 2,535; G. Tilton, 14,741; F. Waddell, 2,535. These numbers include, where applicable, AbbVie restricted stock units issued when AbbVie separated from Abbott Laboratories on January 1, 2013. The AbbVie awards resulted from an anti-dilution adjustment in accordance with terms of the Abbott awards designed to preserve the value of the Abbott awards, so the January 1, 2013 awards are not included in the Director Compensation table. When AbbVie separated from Abbott, the directors and other holders of Abbott restricted stock units generally retained those awards and received restricted stock units of AbbVie in an amount that reflected the distribution to Abbott shareholders. Such awards are subject to substantially the same terms, vesting conditions and other restrictions that applied to the original Abbott awards immediately before the distribution.

(3)
No AbbVie stock options were outstanding as of December 31, 2013.

(4)
The totals in this column include reportable interest credited under the AbbVie Non-Employee Directors' Fee Plan during 2013.

(5)
Charitable contributions made by AbbVie's non-employee directors are eligible for a matching contribution (up to $25,000 annually). During 2013, AbbVie made charitable matching contributions on behalf of the following AbbVie directors: W. Burnside, $12,500; E. Rapp, $25,000; R. Roberts, $25,000; G. Tilton, $25,000; F. Waddell, $25,000. This column also includes reimbursement for certain taxes.

 SECURITIES OWNERSHIP

Securities Ownership of Executive Officers and Directors

        The table below reflects the number of shares of AbbVie common stock beneficially owned as of January 31, 2014, by each director, the chief executive officer, the chief financial officer, and the three other most highly paid executive officers (the "named executive officers"), and by all directors and executive officers of AbbVie as a group. It also reflects the number of stock equivalent units and restricted stock units held by non-employee directors under the AbbVie Non-Employee Directors' Fee Plan.

Name	Shares Beneficially Owned(1)(2)(3)	Stock Options Exercisable within 60 days of January 31, 2014	Stock Equivalent Units
R. Gonzalez	284,053	283,743	0
R. Alpern	11,094	0	718
R. Austin	25,601	0	0
W. Burnside	2,535	0	0
E. Liddy	7,656	0	0
E. Rapp	5,035	0	3,011
R. Roberts	22,535	0	0
G. Tilton	22,091	0	3,148
F. Waddell	4,535	0	0
L. Schumacher	247,296	296,738	0
W. Chase	140,620	137,472	0
C. Alban	216,521	116,477	0
T. Richmond	90,165	29,014	0
All directors and executive officers as a group(4)	1,147,419	907,617	6,877

(1)
The table includes shares held in the executive officers' accounts in the AbbVie Savings Plan as follows: all executive officers as a group, 16,937. Each executive officer has shared voting power and sole investment power with respect to the shares held in his or her account.

(2)
The table includes 14,833 restricted stock units held by the executive officers as a group. The executive officers do not have sole voting and investment power until the restrictions lapse. The table also includes restricted stock units held by the non-employee directors. The directors' units are payable in stock as described in footnote (2) to the Director Compensation table.

(3)
The table includes shared voting and/or investment power over shares as follows: G. Tilton, 350; W. Chase, 501; C. Alban, 40,442; and all directors and executive officers as a group, 42,485.

(4)
The directors and executive officers as a group together own less than one percent of the outstanding shares of AbbVie.

 Securities Ownership of Principal Stockholders

        The table below reports the number of shares of AbbVie common stock beneficially owned as of December 31, 2013 by BlackRock, Inc., Capital Research Global Investors and The Vanguard Group (directly or through subsidiaries), respectively, the only persons known to AbbVie to own beneficially more than 5% of AbbVie's outstanding common stock. It is based on information contained in Schedules 13G filed with the Securities and Exchange Commission by BlackRock, Inc. on January 28, 2014, by Capital Research Global Investors on February 13, 2014, and by The Vanguard Group on February 10, 2014. BlackRock, Inc. reported that it had sole voting power with respect to 86,849,803 shares and sole dispositive power with respect to 105,532,577 shares. Capital Research Global Investors reported that it had sole voting and sole dispositive power with respect to 99,962,125 shares. The Vanguard Group reported that it had sole voting power with respect to 2,597,850 shares, sole dispositive power with respect to 79,851,440 shares and shared dispositive power with respect to 2,424,785 shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	105,532,577	6.6%

Capital Research Global Investors 333 South Hope Street 55th Floor Los Angeles, CA 90071	99,962,125	6.3%

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	82,276,225	5.17%

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

        The Compensation Committee ("Committee") believes performance must always be evaluated compared to the goals of the business and assessed in the context of market and business conditions.

        2013 was a very successful year for AbbVie financially, operationally and in its pipeline development efforts. AbbVie's stock price performance in 2013 contributed to a 60.7 percent annual total stockholder return, compared to 29.7 percent for the Dow Jones Industrial Average and 32.4 percent for the Standard & Poor's 500 Index over the same time period.

        AbbVie achieved sales of $18.8 billion in 2013, up nearly 3 percent globally, excluding roughly 1 percent negative impact from foreign exchange. Sales growth was driven by double-digit growth from HUMIRA, Synthroid, Creon and Duodopa, and was achieved despite the loss of exclusivity and generic competition in the lipid franchise. AbbVie exceeded its original EPS guidance range, demonstrating the strength of the company's business.

        In addition to achieving its financial goals, AbbVie completed a successful transition to operating as an independent company, and delivered operational efficiencies and improvements in gross margin. Further, AbbVie continued to execute on its commercial, regulatory and clinical objectives, including completion of its Phase III interferon-free HCV program for genotype one patients. AbbVie also made significant additional progress in advancing its pipeline, including: initiation of a large, global Phase III registrational study of Atrasentan for the treatment of diabetic kidney disease; initiation of a second registrational study of Elagolix for the treatment of endometriosis; and initiation of a large, Phase II, potentially registrational trial of ABT-199 in relapsed/refractory chronic lymphocytic leukemia patients with the 17P deletion. AbbVie also expanded its pipeline through partnering activities, adding two new assets to its mid-stage immunology pipeline, expanding an existing partnership to include an additional indication and entering into a global alliance to discover and develop novel therapies for cystic fibrosis.

        This Compensation Discussion and Analysis ("CD&A") describes the pay philosophy established for the company's named executive officers, the design of our compensation programs, the process used to examine performance in the context of executive pay decisions, and the performance goals and results for each named executive officer:

Name	Title
Richard A. Gonzalez	Chairman of the Board and Chief Executive Officer

Laura J. Schumacher	Executive Vice President, Business Development, External Affairs and General Counsel

William J. Chase	Executive Vice President, Chief Financial Officer

Carlos Alban	Executive Vice President, Commercial Operations

Timothy J. Richmond	Senior Vice President, Human Resources

        Although we describe our programs in the context of the named executive officers, it is important to note that our programs generally have broad eligibility and therefore in most cases apply to employee populations outside the named executive officer group as well.

Compensation Philosophy and Components of Pay

        AbbVie has established a compensation philosophy that aligns named executive officers' interests with both short- and long-term profitable growth and stockholder returns, and is designed to attract and retain named executive officers whose talent and contributions sustain this growth. The intent of this philosophy is to directly support achievement of the company's primary business strategies and goals, while also aligning named executive officers' performance and rewards with stockholders' interests. Consequently, the Committee believes the vast majority of named executive officer compensation at AbbVie should be, and by definition is, performance-based. AbbVie and the Committee will continue to consider and develop AbbVie's compensation structure, design, practices and procedures to effectively meet the company's business needs and goals.

        Four primary pay components make up AbbVie's executive pay program: base pay, short-term incentives, long-term incentives and benefits. Each component serves complementary, but different and specific, purposes.

Base Pay

        Setting appropriate levels of base pay ensures AbbVie can attract and retain a leadership team that will continue to meet our commitments to customers and patients and sustain profitable growth for our stockholders. Adjustments to base pay may be made from time to time by the Committee to reflect factors such as performance, level of responsibility and market data for similar positions at comparable peer companies. Talented executives have choices of where they work, and our base pay rates therefore need to be competitive in the context of total compensation.

Short-Term Incentives

        AbbVie's short-term incentive structure is intended to align named executive officers' interests directly with AbbVie's annual operating strategies, financial goals and leadership behaviors. It provides a direct link between named executive officers' short-term incentives and the company's annual performance results through both measurable financial and operational performance and subjective assessments of strategic progress and leadership behaviors. Some goals, strategies and leadership behaviors may apply to all named executive officers and, as such, may be corporate priorities that are shared by all named executive officers in any given year. Measurable goals apply to all named executive officers, reflecting their specific areas of responsibility.

        Most named executive officers also carry strategic and leadership-oriented goals, which require qualitative, subjective assessment of their progress during the year. Finally, the process allows for Committee discretion, since many goals, especially for certain positions, cannot be reduced to formulaic, numerical targets, or anticipated in advance. By definition, therefore, short-term incentives directly tie named executive officers' pay to both Company and individual results, allowing for Committee discretion to address unforeseen developments. In the aggregate, short-term incentives should be paid roughly at target when results substantially meet expectations, below target if results do not substantially meet expectations, and above target if results substantially exceed expectations.

Long-Term Incentives

        AbbVie's long-term incentives serve two primary purposes: first, they directly align the largest component of named executive officer pay with stockholders' interests; and second, they help ensure successful long-term performance through effective focus and retention of executive talent.

        Named executive officers' interests are directly aligned with those of stockholders in two ways. First, through direct stock ownership, named executive officers benefit from the results they create for other stockholders. Second, the levels of awards named executive officers receive vary, by plan design and each named executive officer's individual performance, as reviewed by the Committee. The Committee considers various measures it believes align with an increase in stockholder returns, or with operating and strategic results that help drive stockholder value creation. Awards are further differentiated based on each named executive officer's leadership and specific contribution to long-term strategic results. Accordingly, there is a compelling and direct link between named executive officers' long-term incentives and Company results and stockholder return.

        Effective focus and retention of executive talent are a result of the emphasis placed on long-term incentives within the broader rewards framework. In 2013, long-term incentives comprised roughly two-thirds of total compensation for AbbVie's named executive officers.

        For awards in 2013, AbbVie granted non-qualified stock options and performance-vesting restricted shares to named executive officers. All awards were granted under the AbbVie 2013 Incentive Stock Program.

Benefits

        As with all AbbVie employees, named executive officers are provided certain employment and post-employment benefits. Benefits are an important part of retention and capital preservation for all employees, helping to protect against the impact of unexpected catastrophic loss of health and/or earnings potential, as well as providing a means to save and accumulate for retirement or other post-employment needs.

Say-on-Pay and Say-on-Frequency Vote

        The Committee annually evaluates the Company's compensation policies and programs to ensure alignment with short- and long-term interests of our stockholders, evolving market practices and other relevant factors. The Committee considers whether the performance criteria and corresponding objectives appropriately balance objective performance and the quality of that performance, the relationship between performance and incentive plan payouts, the mix of short- and long-term incentives, and whether the overall structure and application of the incentive plans encourages appropriate behavior.

        The Committee also considers the perspectives of stockholders through the Say-on-Pay advisory vote. In May 2013, stockholders expressed support for AbbVie's Say-on-Pay proposal with 95.7% of votes cast in favor of the compensation paid to the named executive officers. We consider this vote a positive endorsement of our executive compensation practices and decisions. Despite this positive result, the Committee, its independent compensation consultant and management continue to examine our compensation practices in light of competitive practices and will make changes the Committee believes are appropriate. In addition, we routinely engage with our investors to understand their perspectives on their investment in AbbVie, including our executive compensation practices. All of these factors are important in determining whether the company's compensation programs are appropriately balanced between defining and incentivizing performance, encouraging appropriate behavior, and retaining executive talent. In the aggregate, they strongly align our compensation policies and programs with our stockholders' best interests.

        The Committee also recommended, and the board of directors adopted, an annual advisory vote of stockholders on executive compensation, which reflects the preference expressed by stockholders in 2013 with respect to the frequency of the Say-on-Pay vote.

How Executive Pay Decisions Are Made

        The vast majority of pay decisions at AbbVie are performance-based. Specific goals and targets are the foundation of our pay-for-performance process and this section describes how they apply to each pay component. It is important to note, however, that while our pay process is based on a comprehensive, multi-level review, it is not entirely formulaic. Some goals can be measured objectively against pre-determined financial results. Others take the form of the Committee's subjective assessment of success and progress against strategic objectives or leadership behaviors, which cannot be scored by numeric or formulaic application of measurable criteria. Consequently, while final pay decisions are guided by some specific, objective measures, the Committee, in consultation with its independent compensation consultant, also considers, at both the company and individual levels, a combination of objective and subjective measures in the overall assessment of performance and the pay decisions that result from that assessment. Discussion of the decision-making criteria for each pay component follows.

Peer Group

        To provide the appropriate context for executive pay decisions for 2013, the Committee, in consultation with its independent compensation consultant, assessed market practices and pay levels of two designated groups of comparable companies. In addition to competing for executive talent, the peer companies also operate complex business operations with significant global reach. The comparison groups for setting targets for compensation for 2013 were as follows:

Health Care Companies	High-Performing Companies
Amgen, Inc.	3M Company
Bristol-Myers Squibb Company	Bristol-Myers Squibb Company
Eli Lilly and Company	Caterpillar Inc.
GlaxoSmithKline plc	The Coca-Cola Company
Johnson & Johnson	Colgate-Palmolive Company
Merck & Company, Inc.	General Dynamics Corporation
Novartis AG	General Mills, Inc.
Pfizer Inc.	H.J. Heinz Company
Kellogg Company
Kimberly-Clark
McDonald's Corporation
Merck & Company, Inc.
PepsiCo Inc.
The Procter & Gamble Company

        Constituents of the Health Care Companies group generally are AbbVie's competitors for business and executive talent, and are companies the Committee believes represent our competitive market. Generally, constituents of the High-Performing Companies group have a five-year average return on equity of 18% or higher and are similar to AbbVie in terms of size, performance and/or scope of global operations. While the Committee expects to review these groups over time, it believes the peer groups described above are currently appropriate for making executive pay comparisons.

Base Pay

        Base pay must be competitive with the market from which our talent is obtained. Generally, base pay is established in a manner that references the median of the Health Care Companies group as an initial benchmark, but may be adjusted upon secondary reference to the High-Performing Companies group. Specific pay rates, however, are based on a named executive officer's profile, performance, experience, unique skills and internal equity with others at AbbVie. Once the rate of pay is set in this manner either at hire or upon promotion or transfer, subsequent changes in pay, including salary increases, when appropriate, are based on the named executive officer's performance, the job he or she is performing, internal equity and the company's operating budget. In this sense, base pay is performance-based as well as aligned with the individual's relative skills, experience and contributions.

Short-Term Incentives

        In 2013, AbbVie's named executive officers participated in the AbbVie 2013 Performance Incentive Plan ("PIP"). The PIP is intended to comply with the requirements of Internal Revenue Code Section 162(m) for performance-based compensation.

        Each year, the Committee establishes maximum award allocations for PIP participants as a percentage of consolidated net earnings. For 2013, the maximum award was .0015 of fiscal year-end adjusted consolidated net earnings for the Chief Executive Officer and .00075 of fiscal year-end adjusted consolidated net earnings for all of the other named executive officers. In 2013, the Committee exercised its discretion to deliver PIP awards that were below the maximum awards that are authorized in the plan.

        Assessments of performance against financial results consider the impact of specified adjustments or events, and the appropriateness of these adjustments is reviewed annually. In 2013, specified adjustments consisted of intangible asset amortization, separation costs, acquired in process research and development, and costs related to restructuring activities, as described in Exhibit 99.1 to AbbVie's Form 8-K filed on January 31, 2014.

        In making its determination regarding the actual award to all participants, the Committee considered pre-determined financial goals, individual goals and other strategic or leadership goals whose subjective assessment was not solely dictated by numeric or formulaic applications of measurable criteria. Moreover, while each participant had predetermined goals, the Committee also considered relative achievements or developments (in the company, marketplace and the global economy) that could not have been foreseen when individual goals were established.

        Goals specific to each named executive officer are described below.

Long-Term Incentives

        Long-term incentive targets are driven by two primary factors: first, the performance of each named executive officer and his or her relative contribution to the company's long-term success; and second, the company's short- and long-term returns to stockholders, as well as relative performance against financial and/or operating measures that drive stockholder returns, and performance against strategic objectives. Starting with the independent compensation consultant's recommendations regarding target or reference levels of appropriate long-term incentives by individual, the Committee determines grants for each named executive officer based on its objective and subjective assessment of performance, and progress against strategic milestones, as well as external factors which may have affected the individual's and/or company's performance.

        It is important to note that while the Committee may target pay levels for a group of named executive officers or a specific named executive officer at, higher than, or below a certain performance percentile that the independent compensation consultant may forecast, the actual awards are made without knowledge of the actual long-term incentive awards of competitors for the current performance period because some elements of competitors' actual performance and their actual compensation awards for the current performance period are unknown at the time of award. The independent compensation consultant's long-term incentive information always reflects prior performance periods, so it is impossible at the time of the award determination to predict precisely where actual pay decisions will place AbbVie's named executive officers relative to others.

        Awards for 2013 were based on the goals of AbbVie's long-term incentive program, the Committee's assessment of business performance, each individual's relative performance against his or her pre-determined goals, current outstanding awards held by the named executive officers and the recommendation of the independent compensation consultant to the Committee. After contemplating these factors, the Committee delivered long-term incentive awards to the named executive officers that were intended, in the aggregate, to reward for performance between the median and the 75th percentile of the Health Care Companies group.

        Applying these standards, the Committee determined the equity award value for each named executive officer and made the awards reported in the "Summary Compensation Table" and the "2013 Grants of Plan-Based Awards" table. Further, AbbVie determined in 2013, based on market practice, advice from the Committee's independent compensation consultant and recommendations of institutional stockholders, that the long-term incentive awards for named executive officers should be in the form of 25 percent stock options and 75 percent performance-vesting shares.

        AbbVie's policy with respect to its annual equity award for all eligible employees, including the named executive officers, is to grant the award and set the grant price at the same time each year, at the Committee's regularly scheduled February meeting. These meeting dates generally are the third Thursday of February and are scheduled two years in advance.

        AbbVie's 2013 annual grant was dated and the grant price set on February 14, 2013. AbbVie's practice for setting the grant price is the average of the highest and lowest trading prices of a common share on the date of the grant (rounded up to the next even penny). The grant price for the 2013 annual grant was set at $35.88. The high, low and closing prices of an AbbVie common share on February 14, 2013 were $36.73, $35.01 and $36.57, respectively.

        In establishing criteria for performance-vesting shares, the Committee considers the recommendation of its independent compensation consultant, and the fact that the secondary comparison of the High-Performing Companies group is generally defined by five-year average return on equity of 18 percent or greater.

        Accordingly, performance-vesting shares granted in 2013 may vest over a period of up to five years, with not more than one-third of the award vesting in any one year, dependent upon the company achieving an annual return on equity threshold of 18 percent from continuing operations adjusted for specified items as described in the quarterly earnings releases. If the thresholds are met in three of the five years, 100 percent of the performance-vesting shares will vest. If the thresholds are missed in all five years, 100 percent of the performance-vesting shares will be forfeited. Outstanding restricted shares receive dividends at the same rate as all other stockholders.

Discussion of Performance Goals and Results for Each Named Executive Officer

2013 Financial Goals

Name	Goal and Expected Result		Results Achieved
Richard A. Gonzalez	A.	Adjusted Diluted EPS of $3.03 - $3.13	A.	Achieved—$3.14
	B.	AbbVie Sales of $18,529MM	B.	Achieved—$18,790MM
	C.	Adjusted Income Before Taxes of $6,300MM	C.	Achieved—$6,515MM
	D.	Adjusted Return on Assets of 17%	D.	Achieved—24.3%
	E.	Adjusted Return on Equity of 40%	E.	Achieved—115.2%

Laura J. Schumacher	A.	Adjusted Diluted EPS of $3.03 - $3.13	A.	Achieved—$3.14
	B.	AbbVie Sales of $18,529MM	B.	Achieved—$18,790MM

William J. Chase	A.	Adjusted Diluted EPS of $3.03 - $3.13	A.	Achieved—$3.14
	B.	AbbVie Sales of $18,529MM	B.	Achieved—$18,790MM

Carlos Alban	A.	Adjusted Diluted EPS of $3.03 - $3.13	A.	Achieved—$3.14
	B.	AbbVie Sales of $18,529MM	B.	Achieved—$18,790MM
	C.	Achieve AbbVie Humira Sales of $10,288MM	C.	Achieved—$10,659MM

Timothy J. Richmond	A.	Adjusted Diluted EPS of $3.03 - $3.13	A.	Achieved—$3.14
	B.	AbbVie Sales of $18,529MM	B.	Achieved—$18,790MM

Other 2013 Goals

Richard A. Gonzalez

        Goals: Build investor confidence in the company and management; Drive exceptional business performance despite the loss of exclusivity of the lipid franchise; Successfully advance mid- and late- stage pipeline; Build the AbbVie brand identity with key stakeholders; Effect a successful transition from Abbott; Develop a strategic roadmap to drive top tier, sustainable long-term performance; Establish a strong, competent and engaged leadership team; Start the transformation of AbbVie's culture to a biopharmaceutical model; Transform/build a world class research and development organization; Drive strong employee engagement and motivation around the AbbVie mission and future prospects.

        Results: Mr. Gonzalez achieved the above goals in all material aspects.

Laura J. Schumacher

        Goals: Successfully continue to develop and implement strategies to effectively resolve key litigation matters; Achieve proprietary pharmaceutical pipeline enhancement objectives; Execute biologics strategic development initiatives; Support research and development initiatives per company strategy.

        Results: Ms. Schumacher achieved the above goals in all material aspects.

William J. Chase

        Goals: Achieve proprietary pharmaceutical pipeline enhancement objectives; Execute biologics strategic development initiatives; Support research and development initiatives per company strategy.

        Results: Mr. Chase achieved the above goals in all material aspects.

Carlos Alban

        Goals: Achieve key product milestones; Secure pipeline assets for sourced innovation by the end of 2013; Advance existing pipeline assets by achieving key milestones; Achieve key milestones addressing strategic response to changing healthcare environment; Achieve commercial excellence by developing and executing global research plans that enhance market, customer and competitor insights.

        Results: Mr. Alban achieved the above goals in all material aspects.

Timothy J. Richmond

        Goals: Support research and development initiatives per company strategy; Secure key strategic pipeline assets for sourced innovation; Support the creation of AbbVie's culture; Build AbbVie's human resources services strategy.

        Results: Mr. Richmond achieved the above goals in all material aspects.

2013 Goal Performance and Executive Pay Decisions

        The individual goals described above were determined at the beginning of 2013 as part of AbbVie's annual performance and compensation planning process. The Committee considered, at both company and individual levels, achievement with respect to these goals, as well as the performance of the individual overall with respect to all matters not specifically defined in the pre-determined goals, including leadership behaviors and other individual contributions to AbbVie's performance on a qualitative basis. Additionally, the Committee may also consider unforeseen circumstances or developments in the company, the marketplace and/or the global economy that may have affected performance.

        For each named executive officer, a target bonus amount is set as follows:

        Base Salary * Target Bonus Percentage = Target Bonus Amount

To determine each individual's annual bonus, the Committee considered the named executive officer's target bonus amount and made its final determination of the appropriate award at, above or below the target bonus amount, considering all of the factors as described above, and in consultation with its independent compensation consultant. While the review is comprehensive, it is not solely formulaic.

        In each individual named executive officer's case there were multiple levels of review of the proposed 2013 bonus award. For the Chief Executive Officer, the Committee and its independent compensation consultant reviewed the proposed bonus award. For the other named executive officers, AbbVie's Chief Executive Officer, the Committee and its independent compensation consultant reviewed the proposed awards.

        Actual bonuses generally were above the target based on a comprehensive review of individual and corporate performance by the Committee and its independent compensation consultant.

Richard A. Gonzalez

        Effective February 20, 2014, Mr. Gonzalez was awarded a 2013 annual bonus of $3,300,000, which was above his target bonus of 200 percent of base pay. Effective February 14, 2013, he received long-term incentives, including a 526,430 share stock option grant and a 257,720 share performance-vesting restricted stock award.

Laura J. Schumacher

        Effective February 20, 2014, Ms. Schumacher was awarded a 2013 annual bonus of $1,290,000, which was above her target bonus of 110 percent of base pay. Effective February 14, 2013, she received long-term incentives, including a 145,510 share stock option grant and a 71,230 share performance-vesting restricted stock award.

William J. Chase

        Effective February 20, 2014, Mr. Chase was awarded a 2013 annual bonus of $1,100,000, which was above his target bonus of 105 percent of base pay. Effective February 14, 2013, he received long-term incentives, including a 115,830 share stock option grant and a 56,700 share performance-vesting restricted stock award.

Carlos Alban

        Effective February 20, 2014, Mr. Alban was awarded a 2013 annual bonus of $1,030,000, which was above his target bonus of 105 percent of base pay. Effective February 14, 2013, he received long-term incentives, including a 115,830 share stock option grant and a 56,700 share performance-vesting restricted stock award.

Timothy J. Richmond

        Effective February 20, 2014, Mr. Richmond was awarded a 2013 annual bonus of $525,000, which was above his target bonus of 90 percent of base pay. Effective February 14, 2013, he received long-term incentives, including a 87,040 share stock option grant and an 42,610 share performance-vesting restricted stock award.

Post-Termination and Other Benefits

        Each of the benefits described below supports the company's objective of providing a market competitive total rewards program. Individual benefits do not directly affect decisions regarding other benefits or pay components, except to the extent that all benefits and pay components must, in aggregate, be competitive, as previously discussed.

Retirement Benefits

        In 2013, the named executive officers participated in the AbbVie Pension Plan and the AbbVie Supplemental Pension Plan. These plans are described in greater detail in the section of this proxy statement captioned "Pension Benefits."

        Since Supplemental Pension Plan benefits cannot be secured in a manner similar to qualified plan benefits, which are held in trust, named executive officers receive an annual cash payment equal to the increase in the present value of their Supplemental Pension Plan benefit. Named executive officers have the option of depositing these annual payments into an individually established grantor trust, net of tax withholdings. Deposited amounts may be credited with the difference between the named executive officer's actual annual trust earnings and the rate used to calculate trust funding (currently 8 percent). Amounts deposited in the individual trusts are not tax deferred. Further, named executive officers do not receive tax gross-ups on their grantor trusts. The manner in which the grantor trust will be distributed to a named executive officer upon retirement from the company generally follows the manner elected by the named executive officer under the AbbVie Pension Plan. If a named executive officer (or the named executive officer's spouse, depending upon the pension distribution method elected by the named executive officer under the AbbVie Pension Plan) lives beyond the actuarial life expectancy age used to determine the Supplemental Pension Plan benefit, and therefore exhausts the trust balance, the Supplemental Pension Plan benefit will be paid to the named executive officer (or his or her spouse) by AbbVie.

Deferred Compensation

        Named executive officers of the company, like all U.S. employees, are eligible to defer a portion of their annual base salary to the AbbVie Savings Plan, the company's qualified savings plan, up to the IRS contribution limits. Named executive officers are also eligible to defer up to 18 percent of their base salary, less contributions to the AbbVie Savings Plan, to a non-qualified deferred compensation plan. Up to 100 percent of annual bonus awards earned by the named executive officers are also eligible for deferral to the non-qualified deferred compensation plan. Named executive officers may defer these amounts to unfunded book accounts or choose to have the amounts paid in cash on a current basis and deposited into individually established grantor trusts, net of tax withholdings. These amounts are credited annually with earnings. Named executive officers do not receive tax gross-ups on their grantor trusts. Named executive officers elect the manner in which the assets held in their grantor trusts will be distributed to them upon retirement or other separation from the company. These arrangements are described in greater detail in this proxy statement beginning with the section captioned "Summary Compensation Table."

Change in Control Arrangements

        AbbVie's named executive officers have change in control agreements, the purpose of which is to aid in retention and recruitment, encourage continued attention and dedication to assigned duties during periods involving a possible change in control of the company, and to protect the earned benefits of the named executive officers against adverse changes resulting from a change in control. The level of payments provided under the agreements is established to be consistent with market practices as confirmed by data provided to the Committee by its independent compensation consultant. These arrangements are described in greater detail in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control."

Financial Planning

        Named executive officers are eligible for up to $10,000 of annual costs associated with estate planning advice, tax preparation and general financial planning fees. If a named executive officer chooses to utilize this benefit, fees for services received up to the annual allocation amount are paid by the company and are treated as imputed income to the named executive officer, who then is responsible for payment of all taxes due on the fees paid by the company.

Company-Provided Transportation

        Named executive officers are eligible for transportation perquisites that are designed to improve the effectiveness and efficiency of their work, including the use of a company-leased vehicle and access to company-provided air travel. In some cases, these benefits may be used for personal use, which would then be considered part of the named executive officer's total compensation and treated as taxable income under applicable tax laws.

Disability Benefit

        In addition to AbbVie's standard disability benefits, the named executive officers are eligible for a monthly long-term disability benefit, which is described in greater detail in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control."

Stock Ownership Guidelines and Anti-Hedging and Anti-Pledging Policies

        AbbVie's stock ownership guidelines are designed to further promote sustained stockholder return and to ensure the company's senior executives remain focused on both short- and long-term objectives. Each senior executive has five years from the date of election or appointment to his or her position to achieve the ownership level associated with the position. The minimum stock ownership guidelines are AbbVie stock valued at six times base salary for the Chairman and Chief Executive Officer and three times base salary for Executive and Senior Vice Presidents. AbbVie directors are required to own AbbVie stock valued at four times the annual fee for service as a director under the AbbVie Non-Employee Directors' Fee Plan within five years of joining the board or as soon as practicable thereafter.

        As provided in the Incentive Stock Program, no award may be assigned, alienated, sold or transferred other than by will or by the laws of descent and distribution, pursuant to a qualified domestic relations order or as permitted by the Committee for estate planning purposes, and no award and no right under any award may be pledged, alienated, attached or otherwise encumbered. All members of senior management, including the company's named executive officers and certain other employees, are required to clear any transaction involving company stock with the General Counsel prior to entering into such transaction.

        In 2013, AbbVie reiterated its position with respect to such transactions, instituting a formal policy prohibiting directors and officers subject to Section 16 of the Exchange Act, including all of the named executive officers, from entering into or engaging in the purchase or sale of financial instruments that are designed to hedge or offset any decrease in the market value of AbbVie equity securities they hold. AbbVie also instituted a formal policy prohibiting directors and officers subject to Section 16 of the Exchange Act, including all of the named executive officers, from pledging AbbVie common stock as collateral for a loan.

Compensation Committee Report

        The compensation committee of the board of directors is primarily responsible for reviewing, approving and overseeing AbbVie's compensation plans and practices, and works with management and the Committee's independent compensation consultant to establish AbbVie's executive compensation philosophy and programs. The Committee reviewed and discussed the Compensation Discussion and Analysis with management and recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

        E. Liddy, Chairman, R. Austin, G. Tilton, and F. Waddell

Compensation Risk Assessment

        During 2013, AbbVie conducted a risk assessment of its compensation policies and practices, including those related to its executive compensation programs for its named executive officers. AbbVie's risk assessment included a qualitative and quantitative analysis of its executive compensation and benefit programs. AbbVie also considered how these programs compare, from a design perspective, to programs maintained by other companies. Based on this assessment, AbbVie determined that its executive compensation and benefit programs appropriately incentivize employees and any risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on AbbVie. The following factors were among those considered in making this determination:

  •
  AbbVie's compensation structure contributes to a corporate culture that encourages our named executive officers to regard AbbVie as a career employer. For example, AbbVie sponsors a defined benefit pension plan. Equity awards (discussed in more detail below) also vest over multi-year periods. Both programs encourage AbbVie's named executive officers to consider the long-term impact of their decisions and align their interests with those of AbbVie's stockholders.

  •
  AbbVie's annual incentive program places an appropriate weighting on earnings achievement by balancing it with other factors. Since earnings are a key component of stock price performance, this aspect of AbbVie's compensation plan also promotes alignment with stockholder interests.

  •
  AbbVie's long-term incentive program focuses named executive officers on longer-term operating performance and stockholder returns. In 2013, AbbVie's named executive officers received roughly two-thirds of their total compensation in the form of long-term equity incentives (25% of which are stock options that vest over a multi-year period, and 75% of which are performance awards that vest over a period of up to five years with not more than one-third of the award vesting in any one year). AbbVie's named executive officers do not receive any of their long-term incentive compensation in cash.

  •
  AbbVie makes equity awards and sets grant prices at the same time each year, at the compensation committee's regularly scheduled meeting in February. In addition, AbbVie does not award discounted stock options or immediately vesting equity awards.

  •
  AbbVie has robust stock ownership guidelines for its senior executives, which promotes alignment with stockholder interests.

  •
  AbbVie's compensation committee has the ability to exercise downward discretion in determining annual incentive plan payouts. In 2013, the compensation committee exercised its discretion to deliver annual incentive plan awards below the maximum amounts allowable according to the plan formula.

  •
  AbbVie requires mandatory training on its code of conduct and policies and procedures to educate its employees on appropriate behaviors and the consequences of taking inappropriate actions.

  •
  AbbVie does not include certain pay design features that may have the potential to encourage excessive risk-taking, such as: over-weighting toward annual incentives, highly leveraged payout curves, unreasonable thresholds or dramatic changes in payout opportunity at certain performance levels that may encourage inappropriate short-term business decisions to meet payout thresholds.

        This assessment was discussed with the compensation committee and its independent compensation consultant.

Summary Compensation Table

        This section contains compensation information for AbbVie's named executive officers for the fiscal year ended December 31, 2013. Because each of AbbVie's named executive officers was employed by Abbott Laboratories ("Abbott") prior to AbbVie's separation from Abbott on January 1, 2013, the information provided for periods prior to January 1, 2013 reflects compensation earned at Abbott and the design and objectives of Abbott executive compensation programs. All references in the following tables to stock options, restricted stock and restricted stock units granted prior to January 1, 2013 relate to awards granted by Abbott in respect of Abbott common shares. Pursuant to the Employee Matters Agreement dated December 31, 2012 by and between AbbVie and Abbott, these equity awards, other than performance-based restricted shares granted to named executive officers on December 1, 2012, were converted into awards in respect of AbbVie common stock and awards in respect of Abbott common shares reflecting the respective post-Separation values of AbbVie and Abbott. The performance-based restricted shares granted to named executive officers on December 1, 2012 were converted entirely into performance-based awards of restricted AbbVie common stock.

        The following table summarizes compensation awarded to, earned by, or paid to AbbVie's named executive officers in connection with their service to AbbVie during 2013 and, as applicable, to Abbott before 2013. Mr. Richmond was not a named executive officer before 2013. The section of this proxy statement captioned "Compensation Discussion and Analysis—How Executive Pay Decisions Are Made" describes in greater detail the information reported in this table.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Richard A. Gonzalez	2013	$1,500,000	$0		$9,246,994	$3,616,574	$3,300,000	$41,612	$471,614	$18,176,794
Chairman of the Board and	2012	863,942	0		3,341,844	729,640	2,500,000	64,503	449,288	7,949,217
Chief Executive Officer	2011	825,000	0		1,826,132	343,273	1,230,000	882,988	445,446	5,552,839

Laura J. Schumacher	2013	900,000	0		2,555,732	1,035,626	1,290,000	944,548	270,392	6,996,298
Executive Vice President,	2012	831,682	1,100,000	(7)	4,486,690	576,809	1,270,000	1,771,306	156,261	10,192,748
Business Development,	2011	827,500	0		1,905,327	358,225	1,180,000	1,138,123	158,318	5,567,493
External Affairs and General Counsel

William J. Chase	2013	790,000	0		2,034,396	795,752	1,100,000	315,787	76,788	5,112,723
Executive Vice President,	2012	398,942	500,000	(7)	2,113,216	162,079	500,000	498,991	45,689	4,218,917
Chief Financial Officer	2011	375,000	0		628,898	118,370	330,000	316,489	50,734	1,819,491

Carlos Alban	2013	710,000	0		2,034,396	795,752	1,030,000	416,924	148,097	5,135,169
Executive Vice President,	2012	615,769	300,000	(7)	2,702,141	331,473	675,000	1,801,009	104,278	6,529,670
Commercial Operations	2011	602,471	0		1,514,013	285,334	610,000	774,355	106,162	3,892,335

Timothy J. Richmond	2013	545,000	0		1,528,847	597,965	525,000	53,866	51,841	3,302,519
Senior Vice President,
Human Resources

(1)
In accordance with Securities and Exchange Commission rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. AbbVie determines the grant date fair value of stock awards by multiplying the number of shares granted by the average of the high and low market prices of one share of AbbVie common stock on the award grant date.

(2)
In accordance with Securities and Exchange Commission rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. These amounts include the grant date fair values of $28,837 and $7,135 attributable to AbbVie and Abbott replacement stock options issued in 2013 to

  L. Schumacher with respect to original option grants made before 2005. Except for outstanding options that have a replacement option feature, options granted to the named executive officers after 2004 do not include a replacement option feature. Additional information about replacement options is included in the footnotes to the 2013 Grants of Plan-Based Awards table.

(3)
These amounts were determined as of the option grant date using a Black-Scholes stock option valuation model (except for replacement options, which are determined using a lattice model). These amounts are being reported solely for the purpose of comparative disclosure in accordance with the Securities and Exchange Commission rules. There is no certainty that the amount determined using a Black-Scholes stock option valuation model would be the value at which employee stock options would be traded for cash. For options, other than the replacement options, the assumptions used to determine the grant date fair value are those described in Note 11, "Equity," of AbbVie's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplementary Data," in AbbVie's 2013 Annual Report on SEC Form 10-K. For AbbVie replacement options, the valuation model used the following assumptions: expected volatility of 29.57%, dividend yield of 3.64%, risk-free interest of 0.7%, and an option life equal to 0.51 years. For Abbott replacement options, the valuation model used the following assumptions: expected volatility of 14%, dividend yield of 1.6%, risk-free interest of 0.2%, and an option life equal to 0.5 years.

(4)
The compensation reported in this column for 2013 was earned as a performance-based incentive bonus pursuant to the AbbVie 2013 Performance Incentive Plan. Additional information regarding the plan can be found in the section of this proxy statement captioned "Compensation Discussion and Analysis—How Executive Pay Decisions Are Made—Short-Term Incentives."

(5)
Except as provided below, the plan amounts shown below are reported in this column.

The amounts shown beside each named executive officer's name are for 2013, 2012, and 2011, respectively, as applicable. Negative amounts under the AbbVie Pension Plan and the AbbVie Supplemental Pension Plan are excluded from this column in accordance with SEC rules.

AbbVie Pension Plan

R. Gonzalez: $3,002 / $(426,732) / $33,248; L. Schumacher: $33,119 / $129,541 / $85,875; W. Chase: $(43,043) / $96,217 / $77,342; C. Alban: $(42,843) / $204,199 / $101,829; and T. Richmond: $(375).

AbbVie Supplemental Pension Plan

R. Gonzalez: $(717,929) / $(4,420,361) / $743,082; L. Schumacher: $783,337 / $1,464,372 / $939,737; W. Chase: $336,946 / $378,802 / $226,766; C. Alban: $401,517 / $1,521,110 / $628,531; and T. Richmond: $53,630.

The changes in pension value result primarily from the following factors: (i) the effect of changes in the actuarial assumptions AbbVie uses to calculate plan liability for financial reporting purposes, primarily the change in discount rate; (ii) additional pension benefit accrual under the Pension Plan and the Supplemental Pension Plan; and (iii) the impact of the time value of money on the pension value.

Non-Qualified Defined Contribution Plan Earnings

The totals in this column include reportable interest credited under the AbbVie 2013 Performance Incentive Plan and the AbbVie Supplemental Savings Plan.

  R. Gonzalez: $41,612 / $64,503 / $106,658; L. Schumacher: $128,092 / $177,393 / $112,511; W. Chase: $21,884 / $23,972 / $12,381; C. Alban: $58,250 / $75,700 / $43,995; and T. Richmond: $611.

(6)
The amounts shown below are reported in this column. The amounts shown beside each named executive officer's name are for 2013, 2012, and 2011, respectively, as applicable.

Earnings and Pre-2013 Tax Payments for Non-Qualified Defined Benefit and Non-Qualified Defined Contribution Plans (net of the reportable interest included in footnote (5)).

R. Gonzalez: $73,532 / $154,681 / $72,623; L. Schumacher: $188,374 / $97,801 / $88,141; W. Chase: $22,474 / $13,526 / $12,458; C. Alban: $79,626 / $42,667 / $33,977; and T. Richmond: $0.

Each of the named executive officers' awards under the AbbVie 2013 Performance Incentive Plan is paid in cash to the named executive officer on a current basis and may be deposited into a grantor trust established by the named executive officer, net of maximum tax withholdings. Each of the named executive officers has also established grantor trusts in connection with the AbbVie Supplemental Pension Plan and the AbbVie Supplemental Savings Plan. These amounts include the earnings (net of the reportable interest included in footnote (5)) and (for years before 2013) fees and tax payments paid in connection with these grantor trusts.

Employer Contributions to Defined Contribution Plans

R. Gonzalez: $75,000 / $0 / $0; L. Schumacher: $45,000 / $41,584 / $41,375; W. Chase: $39,500 / $19,947 / $18,750; C. Alban: $35,500 / $30,788 / $30,124; and T. Richmond: $27,250.

These amounts include AbbVie contributions to the AbbVie Savings Plan and the AbbVie Supplemental Savings Plan. The AbbVie Supplemental Savings Plan permits the named executive officers to contribute amounts in excess of the annual limit set by the Internal Revenue Code for employee contributions to 401(k) plans up to the excess of (i) 18 percent of their base salary over (ii) the amount contributed to AbbVie's tax-qualified 401(k) plan. AbbVie matches participant contributions at the rate of 250 percent of the first 2 percent of compensation contributed to the plan. The named executive officers have these amounts paid to them in cash on a current basis and deposited into a grantor trust established by the officer, net of maximum tax withholdings.

Other 2013 Compensation

The totals shown in the table include the cost of providing a corporate automobile less the amount reimbursed by the named executive officer: R. Gonzalez: $18,240; L. Schumacher: $17,685; W. Chase: $14,370; C. Alban: $17,149; and T. Richmond: $14,591.

The totals shown in the table include the following costs associated with financial planning: R. Gonzalez: $7,500; L. Schumacher: $10,000; W. Chase: $444; C. Alban: $10,000; and T. Richmond: $10,000.

The totals shown in the table include the following costs for non-business-related air travel: R. Gonzalez: $297,342; L. Schumacher: $9,333. AbbVie determines the incremental cost for flights based on the direct cost to AbbVie, including fuel costs, parking, handling and landing fees, catering, travel fees, and other miscellaneous direct costs. AbbVie also imputes income to the named executive officer for these costs and the executive pays taxes on that income in accordance with tax regulations.

For Mr. Alban, the total includes $5,822 for relocation costs.

  The named executive officers also are eligible to participate in an executive disability benefit described in the section of this proxy statement captioned "Potential Payments upon Termination—Generally."

(7)
Bonus paid in recognition of performance related to the business Separation.

2013 Grants of Plan-Based Awards

        The following table summarizes the AbbVie equity awards granted under the AbbVie 2013 Incentive Stock Program to the named executive officers during 2013.(1)

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)
						All Other Option Awards: Numbers of Securities Underlying Options (#)
					Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)(3)(4)			Exercise or Base Price of Options Awards ($/Sh.)		Grant Date Fair Value of Stock and Option Awards
									Closing Market Price on Grant Date
Name	Grant Date		Target ($)	Maximum ($)
R. Gonzalez	02/14/13				257,720					$9,246,994	(5)
	02/14/13					526,430	(6)	$35.88	$36.57	3,616,574	(7)

L. Schumacher	02/14/13				71,230					2,555,732	(5)
	02/14/13					145,510	(6)	35.88	36.57	999,654	(7)
	08/16/13	(8)				8,928		43.21	43.00	28,837

W. Chase	02/14/13				56,700					2,034,396	(5)
	02/14/13					115,830	(6)	35.88	36.57	795,752	(7)

C. Alban	02/14/13				56,700					2,034,396	(5)
	02/14/13					115,830	(6)	35.88	36.57	795,752	(7)

T. Richmond	02/14/13				42,610					1,528,847	(5)
	02/14/13					87,040	(6)	35.88	36.57	597,965	(7)

(1)
When AbbVie separated from Abbott Laboratories on January 1, 2013, holders of outstanding Abbott equity awards generally received (except to the extent prohibited by local law or required by award agreement terms) an identical number of AbbVie equity awards to preserve the value of the outstanding Abbott awards. The AbbVie awards resulted from an anti-dilution adjustment in accordance with terms of the Abbott awards designed to preserve the value of the Abbott awards, so these January 1, 2013 awards are not included in this table. Additional information about the conversion of the Abbott equity awards in connection with the Separation is included in footnote (1) to the 2013 Outstanding Equity Awards at Fiscal Year-End table.

(2)
During 2013, each of the named executive officers participated in the AbbVie 2013 Performance Incentive Plan. The annual cash incentive award earned by the named executive officer in 2013 under the plan is shown in the Summary Compensation Table in the column captioned "Non-Equity Incentive Plan Compensation." No future pay-outs will be made with respect to the 2013 awards under the plan. The plan is described in greater detail in the section of this proxy statement captioned "Compensation Discussion and Analysis—How Executive Pay Decisions Are Made—Short-Term Incentives."

(3)
These are performance-based restricted stock awards that have a five-year term and vest upon AbbVie achieving a minimum return on equity target, with no more than one-third of the award vesting in any one year. In 2013, AbbVie reached its minimum return on equity target and one-third of each of the awards granted on February 14, 2013 vested on February 28, 2014. The return on equity targets are described in the section of this proxy statement captioned

  "Compensation Discussion and Analysis—How Executive Pay Decisions Are Made—Long-Term Incentives."

(4)
Shares of outstanding restricted stock receive dividends at the same rate as all other stockholders. In the event of a grantee's death or disability, these awards are deemed fully earned. Upon a change in control, the treatment of these awards is determined as described in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control—Equity Awards."

(5)
The grant date fair value of stock awards is determined by multiplying the number of shares granted by the average of the high and low market prices of one share of AbbVie common stock on the award grant date.

(6)
One-third of the shares of common stock covered by these options are exercisable after one year, two-thirds after two years, and all after three years. The options vest in the event of the grantee's death or disability. Upon a change in control, the treatment of these awards is determined as described in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control—Equity Awards." Under the AbbVie 2013 Incentive Stock Program, these options have an exercise price equal to the average of the high and low market prices (rounded up to the next even penny) of one share of AbbVie common stock on the date of grant. These options do not contain a replacement option feature.

(7)
The grant date fair value of option awards is determined as of the option grant date using a Black-Scholes stock option valuation model. The assumptions used to determine the grant date fair value are described in Note 11, "Equity," of AbbVie's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplementary Data," in AbbVie's 2013 Annual Report on SEC Form 10-K. The assumptions used to determine the grant date fair value for replacement options are described in footnote (3) to the Summary Compensation Table.

(8)
This was an AbbVie replacement option. On August 16, 2013, Ms. Schumacher also received an Abbott replacement option upon the exercise of pre-Separation Abbott stock options that contained a replacement feature. The Abbott replacement option covered 5,671 Abbott common shares, bore an exercise price of $35.03 per share, and expired on February 19, 2014. None of the remaining AbbVie or Abbott stock options held by any of the named executive officers contain a replacement feature. When it was in effect, the replacement feature provided that when the exercise price (or withholding tax) for an option with the feature was paid with company common stock held by the named executive officer, a replacement option could be granted for the number of shares of common stock used to make that payment.

2013 Outstanding Equity Awards at Fiscal Year-End

        The following table summarizes the outstanding AbbVie equity awards held by the named executive officers at year-end.

	Option Awards(1)(2)					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
R. Gonzalez	18,366	18,367	(3)	24.2082	02/17/2021				13,067	(3)	$690,068
	35,767	71,533	(3)	29.2265	02/16/2022				39,600	(3)	2,091,276
		526,430	(3)	35.8800	02/13/2023				257,720	(3)	13,610,193

L. Schumacher	66,300			28.8628	02/14/2018				13,633	(3)	719,959
	38,940			28.1251	02/19/2019				29,466	(3)	1,556,099
	42,533			28.3122	02/18/2020	59,202	(3)	$3,126,458
	19,166	19,167	(3)	24.2082	02/17/2021				71,230	(3)	3,761,656
	26,600	53,200	(3)	29.2265	02/16/2022
		145,510	(3)	35.8800	02/13/2023
		8,928	(3)	43.2100	02/19/2014

W. Chase	8,495			24.0731	02/17/2015				4,500	(3)	237,645
	6,600			27.2940	02/15/2017				7,266	(3)	383,717
	25,500			28.8628	02/14/2018	44,401	(3)	2,344,817
	12,800			28.1251	02/19/2019				56,700	(3)	2,994,327
	13,400			28.3122	02/18/2020
	12,667	6,333	(3)	24.2082	02/17/2021
	6,534	13,066	(3)	29.2265	02/16/2022
		115,830	(3)	35.8800	02/13/2023

C. Alban	30,533	15,267	(3)	24.2082	02/17/2021				10,833	(3)	572,091
	16,034	32,066	(3)	29.2265	02/16/2022				17,800	(3)	940,018
		115,830	(3)	35.8800	02/13/2023	35,521	(3)	1,875,864
									56,700	(3)	2,994,327

T. Richmond		87,040	(3)	35.8800	02/13/2023	10,000	(3)	528,100
									1,533	(3)(4)	80,958
									3,300	(3)(5)	174,273
						29,600	(3)	1,563,176
									42,610	(3)	2,250,234

(1)
When AbbVie separated from Abbott on January 1, 2013, outstanding Abbott equity awards generally converted into adjusted awards based on Abbott common shares and AbbVie common stock (except to the extent prohibited by local law or with respect to certain awards described below).

Holders of Abbott restricted shares or restricted stock units generally retained those awards and received restricted stock or restricted stock units of AbbVie in an amount that reflected the distribution to Abbott shareholders, except for Abbott restricted stock awards granted on December 1, 2012 that converted in full into AbbVie restricted stock awards as of the Separation, as described in note (d) to footnote (3) below. Such awards are subject to substantially the same terms, vesting conditions and other restrictions that applied to the original Abbott awards immediately before the distribution.

Each Abbott stock option was converted into an adjusted Abbott stock option and an AbbVie stock option, with adjustments to the stock option exercise prices that were intended to preserve the value of the original Abbott award as measured immediately before and immediately after the distribution. Each such adjusted Abbott stock option and AbbVie stock option is subject to substantially the same terms, vesting conditions, post-termination exercise rules and other restrictions that applied to the original Abbott stock option immediately before the distribution.

  As a result of the Separation, the named executive officers held the following Abbott equity awards as of December 31, 2013:

  •
  R. Gonzalez: Options to purchase 116,967 Abbott common shares with exercise prices ranging from $22.39 to $27.03 per share, which are partially vested and scheduled to become fully vested on February 17, 2015; performance restricted stock awards covering 52,667 Abbott common shares with a market value of $2,018,726 as of December 31, 2013, which are partially vested and scheduled to continue to vest through February 27, 2015 (or 2016 or 2017 depending on achievement of the performance goals in 2015 or 2016).

  •
  L. Schumacher: Options to purchase 271,577 Abbott common shares (including the replacement option described in footnote (8) to the 2013 Grants of Plan-Based Awards table) with exercise prices ranging from $22.39 to $35.03 per share, which are partially vested and scheduled to become fully vested on February 17, 2015; performance restricted stock awards covering 43,099 Abbott common shares with a market value of $1,651,985 as of December 31, 2013, which are partially vested and scheduled to continue to vest through February 27, 2015 (or 2016 or 2017 depending on achievement of the performance goals in 2015 or 2016).

  •
  W. Chase: Options to purchase 19,399 Abbott common shares with exercise prices ranging from $22.39 to $27.03 per share, which are partially vested and scheduled to become fully vested on February 17, 2015; performance restricted stock awards covering 11,766 Abbott common shares with a market value of $450,991 as of December 31, 2013, which are partially vested and scheduled to continue to vest through February 27, 2015 (or 2016 or 2017 depending on achievement of the performance goals in 2015 or 2016).

  •
  C. Alban: Options to purchase 93,900 Abbott common shares with exercise prices ranging from $22.39 to $27.03 per share, which are partially vested and scheduled to become fully vested on February 17, 2015; performance restricted stock awards covering 28,633 Abbott common shares with a market value of $1,097,503 as of December 31, 2013, which are partially vested and scheduled to continue to vest through February 27, 2015 (or 2016 or 2017 depending on achievement of the performance goals in 2015 or 2016).

  •
  T. Richmond: Restricted stock units covering 14,833 Abbott common shares with a market value of $568,549 as of December 31, 2013, which are scheduled to continue to vest through February 17, 2015.

(2)
Except as noted, the stock options are fully vested.

(3)
The vesting dates of AbbVie unexercisable stock options and unvested restricted stock/unit awards outstanding at December 31, 2013 are as follows:

	Option Awards				Stock Awards
Name	Number of Unexercised Shares Remaining from Original Grant	Number of Option Shares Vesting— Date Vested 2014	Number of Option Shares Vesting— Date Vested 2015	Number of Option Shares Vesting— Date Vested 2016	Number of Shares of Restricted Stock/ Units	Number of Shares of Restricted Stock/ Units Vesting— Date Vested 2014	Number of Shares of Restricted Stock/ Units Vesting— Date Vested 2015	Number of Shares of Restricted Stock/ Units Vesting— Date Vested 2016
R. Gonzalez	18,367	18,367—2/18			13,067	(a)
	71,533	35,766—2/17	35,767—2/17		39,600	(b)
	526,430	175,477—2/14	175,476—2/14	175,477—2/14	257,720	(c)

L. Schumacher	19,167	19,167—2/18			13,633	(a)
	53,200	26,600—2/17	26,600—2/17		29,466	(b)
	145,510	48,504—2/14	48,503—2/14	48,503—2/14	71,230	(c)
	8,928	8,928—2/17			59,202	(d)

	Option Awards				Stock Awards
Name	Number of Unexercised Shares Remaining from Original Grant	Number of Option Shares Vesting— Date Vested 2014	Number of Option Shares Vesting— Date Vested 2015	Number of Option Shares Vesting— Date Vested 2016	Number of Shares of Restricted Stock/ Units	Number of Shares of Restricted Stock/ Units Vesting— Date Vested 2014	Number of Shares of Restricted Stock/ Units Vesting— Date Vested 2015	Number of Shares of Restricted Stock/ Units Vesting— Date Vested 2016
W. Chase	6,333	6,333—2/18			4,500	(a)
	13,066	6,533—2/17	6,533—2/17		7,266	(b)
	115,830	38,610—2/14	38,610—2/14	38,610—2/14	56,700	(c)
					44,401	(d)

C. Alban	15,267	15,267—2/18			10,833	(a)
	32,066	16,033—2/17	16,033—2/17		17,800	(b)
	115,830	38,610—2/14	38,610—2/14	38,610—2/14	56,700	(c)
					35,521	(d)

T. Richmond	87,040	29,014—2/14	29,013—2/14	29,013—2/14	10,000	10,000—2/01
					1,533	1,533—2/18
					3,300	1,650—2/17	1,650—2/17
					42,610	(c)
					29,600	(d)

  (a)
  These are the shares of restricted stock that remained outstanding and unvested on December 31, 2013, from an award made on February 18, 2011. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon AbbVie achieving a minimum return on equity target, measured at the end of the relevant year. In 2013, AbbVie reached its minimum return on equity target and these shares vested on February 28, 2014.

  (b)
  These are the shares of restricted stock that remained outstanding and unvested on December 31, 2013, from an award made on February 17, 2012. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon AbbVie achieving a minimum return on equity target, measured at the end of the relevant year. In 2013, AbbVie reached its minimum return on equity target and one half of the unvested shares vested on February 28, 2014.

  (c)
  These are the shares of restricted stock that remained outstanding and unvested on December 31, 2013, from an award made on February 14, 2013. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon AbbVie achieving a minimum return on equity target, measured at the end of the relevant year. In 2013, AbbVie reached its minimum return on equity target and one third of the unvested shares vested on February 28, 2014.

  (d)
  These are the shares of restricted stock that remained outstanding and unvested on December 31, 2013, from an award made on December 1, 2012. These shares will vest after January 1, 2016 subject to continued employment with AbbVie through the vesting date and AbbVie achieving a minimum return on equity target for the period 2013 through 2015.

(4)
These are restricted stock units that remained outstanding and unvested on December 31, 2013, from an award made on February 18, 2011. The award has a 3-year term, with one-third of the original award vesting on each of the first three anniversaries of the grant date.

(5)
These are restricted stock units that remained outstanding and unvested on December 31, 2013, from an award made on February 17, 2012. The award has a 3-year term, with one-third of the original award vesting on each of the first three anniversaries of the grant date.

 2013 Option Exercises and Stock Vested

        The following table summarizes for each named executive officer the number of shares acquired on the exercise of AbbVie stock options and the number of shares acquired on the vesting of AbbVie stock awards in 2013:

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)
R. Gonzalez	0	$0	46,199	$1,708,222
L. Schumacher	20,659	226,374	73,567	2,729,316
W. Chase	12,179	172,475	20,201	749,633
C. Alban	145,382	2,552,665	48,600	1,802,928
T. Richmond	0	0	4,616	173,469

Pension Benefits

        During 2013, the named executive officers participated in two AbbVie-sponsored defined benefit pension plans: the AbbVie Pension Plan, a tax-qualified pension plan; and the AbbVie Supplemental Pension Plan, a non-qualified supplemental pension plan. The Supplemental Pension Plan also includes a benefit feature AbbVie uses to attract senior executives who are mid-career hires, which provides an additional benefit to such participants that is less valuable to participants who have spent most of their career at the company. Except as provided in AbbVie's change in control agreements, AbbVie does not have a policy granting extra years of credited service under the plans. The change in control agreements are described in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control."

        The compensation considered in determining the pensions payable to the named executive officers is the compensation shown in the "Salary" and "Non-Equity Incentive Plan Compensation" columns of the Summary Compensation Table.

Pension Plan

        The Pension Plan covers most AbbVie employees in the United States, age 21 or older, and provides participants with a life annuity benefit at normal retirement equal to A plus the greater of B or C below.

  A.
  1.10% of 5-year final average earnings multiplied by years of benefit service after 2003.

  B.
  1.65% of 5-year final average earnings multiplied by years of benefit service prior to 2004 (up to 20); plus 1.50% of 5-year final average earnings multiplied by years of benefit service prior to 2004 in excess of 20 (but no more than 15 additional years); less

    0.50% of the lesser of 3-year final average earnings (but not more than the social security wage base in any year) or the social security covered compensation level multiplied by years of benefit service.

  C.
  1.10% of 5-year final average earnings multiplied by years of benefit service prior to 2004.

        The benefit for service prior to 2004 (B or C above) is reduced for the cost of preretirement surviving spouse benefit protection. The reduction is calculated using formulas based on age and employment status during the period in which coverage was in effect.

        Final average earnings are the average of the employee's 60 highest-paid consecutive calendar months of compensation (salary and non-equity incentive plan compensation). The Pension Plan covers earnings up to the limit imposed by Internal Revenue Code Section 401(a)(17) and provides for a maximum of 35 years of benefit service.

        Participants become fully vested in their pension benefit upon the completion of five years of service. The benefit is payable on an unreduced basis at age 65. Employees hired after 2003 who terminate employment prior to age 55 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55. Employees hired before 2004 who terminate employment prior to age 50 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 50. Employees hired before 2004 who terminate employment prior to age 50 with fewer than 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55.

        The Pension Plan offers several optional forms of payment, including certain and life annuities, joint and survivor annuities, and level income annuities. The benefit paid under any of these options is actuarially equivalent to the life annuity benefit produced by the formula described above.

        Employees who retire from AbbVie prior to their normal retirement age may receive subsidized early retirement benefits. Employees hired after 2003 are eligible for early retirement at age 55 with 10 years of service. Employees hired before 2004 are eligible for early retirement at age 50 with 10 years of service or age 55 if the employee's age plus years of benefit service total 70 or more. Mr. Gonzalez, Ms. Schumacher, and Mr. Alban are eligible for early retirement benefits under the plan.

        The subsidized early retirement reductions applied to the benefit payable for service after 2003 (A above) depend upon the participant's age at retirement. If the participant retires after reaching age 55, the benefit is reduced 5 percent per year for each year that payments are made before age 62. If the participant retires after reaching age 50 but prior to reaching age 55, the benefit is actuarially reduced from age 65.

        The early retirement reductions applied to the benefit payable for service prior to 2004 (B and C above) depend upon age and service at retirement:

  •
  In general, the 5-year final average earnings portions of the benefit are reduced 3 percent per year for each year that payments are made before age 62 and the 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62.

  •
  Employees who participated in the plan before age 36 may elect "Special Retirement" on the last day of any month after reaching age 55 with age plus Seniority Service points of at least 94 or "Early Special Retirement" on the last day of any month after reaching age 55, provided their age plus Seniority Service points would reach at least 94 before age 65. Seniority Service includes periods of employment prior to attaining the minimum age required to participate in the plan. If Special Retirement or Early Special Retirement applies, Seniority Service is used in place of benefit service in the formulas. The 5-year final average earnings portions of the benefit in B above are reduced 1 2/3 percent for each year between ages 59 and 62 plus 2 1/2 percent for each year between ages 55 and 59. The 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62. Benefit C is payable on an unreduced basis at Special Retirement and is reduced 3 percent per year for each year that payments are made before age 62, if Early Special Retirement applies.

Supplemental Pension Plan

        With the following exceptions, the provisions of the Supplemental Pension Plan are substantially the same as those of the Pension Plan:

  •
  Participants' 5-year final average earnings are calculated using the average of the 5 highest years of base earnings and the 5 highest years of payments under AbbVie's non-equity incentive plans.

  •
  The Pension Plan does not include amounts deferred or payments received under the AbbVie Deferred Compensation Plan in its calculation of a participant's final average earnings. To preserve the pension benefits of Deferred Compensation Plan participants, the Supplemental Pension Plan includes amounts deferred by a participant under the Deferred Compensation Plan in its calculation of final average earnings. Beginning in the year following their election or appointment as an officer, AbbVie officers are no longer eligible to defer compensation under the Deferred Compensation Plan.

  •
  In addition to the benefits outlined above for the Pension Plan, the named executive officers are eligible for an additional Supplemental Pension Plan benefit equal to 0.6% of 5-year final average earnings for each year of service for each of the first 20 years of service occurring after the participant attains age 35. The benefit is further limited by the maximum percentage allowed under the Pension Plan under that plan's benefit formulas (A, B and C above). The portion of this additional benefit attributable to service before 2004 is reduced 3 percent per year for each year that payments are made before age 60. The portion attributable to service after 2003 is reduced 5 percent per year for each year that payments are made before age 60 if the participant is at least age 55 at early retirement. If the participant is under age 55 at retirement, the portion attributable to service after 2003 is actuarially reduced from age 65.

  •
  The Supplemental Pension Plan provides early retirement benefits similar to those provided under the Pension Plan. The benefits provided to named executive officers under the Supplemental Pension Plan are not, however, reduced for the period between age 60 and age 62, unless the benefit is being actuarially reduced from age 65. Mr. Gonzalez, Ms. Schumacher, and Mr. Alban are eligible for early retirement benefits under the plan.

  •
  Vested benefits accrued under the Supplemental Pension Plan may be funded through a grantor trust established by the named executive officer. Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, those named executive officers who became officers prior to 2009 may have the entire amount of their vested plan benefits funded through a grantor trust. Any named executive officer who became an officer after 2008 may have only the vested benefits that accrue following the calendar year in which he or she is first elected as an officer funded through a grantor trust. Vested benefits accrued through December 31, 2008, to the extent not previously funded, were distributed to the participants' individual trusts and included in the participants' income.

        Benefits payable under the Supplemental Pension Plan are offset by the benefits payable from the Pension Plan, calculated as if benefits under the plans commenced at the same time. The amounts paid to a named executive officer's Supplemental Pension Plan grantor trust to fund plan benefits are actuarially determined. The plan is designed to result in AbbVie paying the named executive officer's Supplemental Pension Plan benefits to the extent assets held in his or her trust are insufficient.

Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
R. Gonzalez	AbbVie Pension Plan	33	$313,917	$0
	AbbVie Supplemental Pension Plan	33	5,641,059	0

L. Schumacher	AbbVie Pension Plan	23	472,749	0
	AbbVie Supplemental Pension Plan	23	5,300,458	249,954	(2)

W. Chase	AbbVie Pension Plan	25	324,200	0
	AbbVie Supplemental Pension Plan	25	1,294,021	77,905	(2)

C. Alban	AbbVie Pension Plan	27	549,416	0
	AbbVie Supplemental Pension Plan	27	3,485,171	1,542,137	(2)

T. Richmond	AbbVie Pension Plan	7	91,966	0
	AbbVie Supplemental Pension Plan	7	302,341	0

(1)
AbbVie calculates these present values using: (i) a 5.36% discount rate, the same discount rate it uses for Financial Accounting Standards Board ASC Topic 715 calculations for financial reporting purposes; and (ii) each plan's unreduced retirement age, which is age 62 under the AbbVie Pension Plan and age 60 under the AbbVie Supplemental Pension Plan for those participants who are eligible for early retirement benefits and which is age 65 under both plans for other participants. The present values shown in the table reflect postretirement mortality, based on the Financial Accounting Standards Board ASC Topic 715 assumption (the RP2000 Combined Healthy table), but do not include a factor for preretirement termination, mortality, or disability.

(2)
Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, vested Supplemental Pension Plan benefits, to the extent not previously funded, were distributed to the participants' individual grantor trusts and included in the participants' income. Amounts held in the named executive officer's individual trust are expected to offset AbbVie's obligations to him or her under the plan. During 2013, the amounts shown, less applicable tax withholdings, were deposited in such individual trusts established by the named executive officers. Grantor trusts are described in greater detail in the section of this proxy statement captioned "Compensation Discussion and Analysis—2013 Goal Performance and Executive Pay Decisions."

 2013 Nonqualified Deferred Compensation

        The following table summarizes Ms. Schumacher's, Mr. Chase's and Mr. Richmond's non-qualified deferred compensation under the AbbVie Deferred Compensation Plan. No additional contributions have been made to their accounts under the plan since such time as Ms. Schumacher, Mr. Chase and Mr. Richmond, respectively, became officers and ceased to be eligible to contribute to the plan. None of the other named executive officers has any non-qualified deferred compensation.

Name	Plan Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)(3)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)(4)
L. Schumacher	Deferred Compensation Plan(1)(2)	0	0	$80,850	0	$355,683
W. Chase	Deferred Compensation Plan(1)(2)	0	0	12,163	0	66,795
T. Richmond	Deferred Compensation Plan(1)(2)	0	0	979	0	47,491

(1)
Ms. Schumacher's, Mr. Chase's, and Mr. Richmond's contributions to the Deferred Compensation Plan ceased in 2002, 2007, and 2010, respectively.

(2)
The plan permits participants to defer up to 75 percent of their base salary and up to 100 percent of their annual cash incentives and credits a participant's account with an amount equal to the employer matching contributions that otherwise would have been made for the participant under AbbVie's tax-qualified defined contribution plan. Participants may direct the investment of their deferral accounts into one or more of several funds chosen by the administrator, and the deferral account is credited with investment returns based on the performance of the fund(s) selected. During 2013, the weighted average rate of return credited to accounts was 29.4 percent for Ms. Schumacher, 22.1 percent for Mr. Chase, and 2.1 percent for Mr. Richmond.

The plan provides for cash distributions in either a lump sum or installments after separation from service and permits in-service withdrawals in accordance with specific procedures. Participants make distribution elections each year that apply to the deferrals to be made in the following calendar year, in accordance with the requirements of Internal Revenue Code Section 409A. Participants may request withdrawals due to financial hardship; if a hardship withdrawal is approved, it is limited to the amount needed to address the hardship.

(3)
The amounts reported in this column are not included in the Summary Compensation Table of this proxy statement.

(4)
The amounts reported in this column have not been previously reported as compensation in AbbVie's Summary Compensation Tables because they relate to contributions made before the applicable individual became a named executive officer.

Potential Payments upon Termination or Change in Control

Potential Payments upon Termination—Generally

        AbbVie does not have employment agreements with its named executive officers.

        The following summarizes the payments that the named executive officers would have received if their employment had terminated on December 31, 2013. Earnings would have continued to be paid for the named executive officer's Performance Incentive Plan and Supplemental Savings Plan grantor trusts until the trust assets were fully distributed. The amount of these payments would depend on the period over which the trust assets were distributed and the trust earnings and fees. If the trust assets were distributed over a ten-year period and based on current earnings, the named executive officers would receive the following average annual payments over such ten-year period: Mr. Gonzalez, $431,289; Ms. Schumacher, $427,746; Mr. Chase, $296,191; Mr. Alban, $299,627; and Mr. Richmond, $64,659. In addition, the following one-time deposits would have been made under the AbbVie Supplemental Pension Plan for each of the following named executive officers, respectively: Mr. Gonzalez, $0; Ms. Schumacher, $3,311,908; Mr. Chase, $326,981; Mr. Alban, $1,160,177; and Mr. Richmond, $48,118. As of December 31, 2013, Mr. Gonzalez, Ms. Schumacher, and Mr. Alban were eligible to retire, and therefore were eligible to receive the pension benefits described above.

        If the termination of employment had been due to disability, then the named executive officers also would have received, in addition to AbbVie's standard disability benefits, a monthly long-term disability benefit in the amount of $137,500 for Mr. Gonzalez; $53,750 for Ms. Schumacher; $45,833 for Mr. Chase; $42,917 for Mr. Alban; and $21,875 for Mr. Richmond. This long-term disability benefit would continue for up to 18 months following termination of employment. It ends if the named executive officer retires, recovers, dies or ceases to meet eligibility criteria.

        In addition, if the named executive officer's employment had terminated due to death or disability, his or her unvested stock options and restricted stock or unit awards would have vested on December 31, 2013 with values as set forth below in the subsection of this proxy statement captioned "Equity Awards."

Potential Payments upon Change in Control

        In connection with the Separation from Abbott, AbbVie assumed the change in control agreements between Abbott and the officers transferring to AbbVie. The agreements with Mr. Gonzalez, Ms. Schumacher, and Messrs. Chase, Alban and Richmond are described below.

        Each change in control agreement continues in effect until December 31, 2014, and can be renewed for successive two-year terms upon notice prior to the expiration date. If notice of non-renewal is given, the agreement will expire on the later of the scheduled expiration date and the one-year anniversary of the date of such notice. If no notice is given, the agreement will expire on the one-year anniversary of the scheduled expiration date. Each agreement also automatically extends for two years following any change in control (see below) that occurs while the agreement is in effect.

        The agreements provide that if the employee is terminated other than for cause or permanent disability or if the employee elects to terminate employment for good reason (see below) within two years following a change in control, he or she is entitled to receive a lump sum payment equal to three times his or her annual salary and annual incentive ("bonus") award (assuming for this purpose that all target performance goals have been achieved or, if higher, based on the average bonus for the last three years), plus any unpaid bonus owing for any completed performance period and the pro rata bonus for any current bonus period (based on the highest of the bonus assuming achievement of target performance, the average bonus for the past three years or, in the case of the unpaid bonus for any completed performance period, the actual bonus earned). If the employee is terminated other than for cause or permanent disability or if the employee elects to terminate employment for good reason during a potential change in control (see below), he or she is entitled to receive a lump sum payment of the annual salary and bonus payments described above, except that the amount of the bonus to which the employee is entitled will be based on the actual achievement of the applicable performance goals. If the potential change in control becomes a "change in control event" (within the meaning of Internal Revenue Code Section 409A), the employee will be entitled to receive the difference between the bonus amounts the officer received upon termination during the potential change in control and the bonus amounts that would have been received had such amounts instead been based on the higher of the employee's target bonus or the average bonus paid to the employee in the preceding three years.

        Bonus payments include payments made under the Performance Incentive Plan. The employee also will receive up to three years of additional employee benefits (including welfare benefits, outplacement services and tax and financial counseling, and the value of three more years of pension accruals). If change in control-related payments and benefits become subject to the excise tax imposed under Internal Revenue Code Section 4999, payments under the agreement will be reduced to prevent application of the excise tax if such a reduction would leave the employee in a better after-tax position than if the payments were not reduced and the tax applied. The agreements also limit the conduct for which awards under AbbVie's incentive stock programs can be terminated and generally permit options to remain exercisable for the remainder of their term. The compensation committee's independent compensation consultant has confirmed that the level of payments provided under the agreements is consistent with current market practice.

        For purposes of the agreements, the term "change in control" includes the following events: any person becoming the beneficial owner of AbbVie securities representing 20 percent or more of the outstanding voting power (not including an acquisition directly from AbbVie and its affiliates); a change in the majority of the members of the board of directors whose appointment was approved by a vote of at least two-thirds of the incumbent directors; and the consummation of certain mergers or similar corporate transactions involving AbbVie. A "potential change in control" under the agreements includes, among other things, AbbVie's entry into an agreement that would result in a change in control. Finally, the term "good reason" includes: a significant adverse change in the employee's position, duties, or authority; the company's failure to pay the employee's compensation or a reduction in the employee's base pay or benefits; or the relocation of the company's principal executive offices to a location that is more than 35 miles from the location of the offices at the time of the change in control.

        If a change in control had occurred on December 31, 2013, immediately followed by one of the covered circumstances described above, Mr. Gonzalez, Ms. Schumacher, and Messrs. Chase, Alban and Richmond would have been entitled to receive the following payments and benefits under the change in control agreements:

  •
  Mr. Gonzalez: Cash termination payments—$13,500,000; Additional Supplemental Pension Plan benefits—$9,675,893; Welfare and fringe benefits—$37,131.

  •
  Ms. Schumacher: Cash termination payments—$4,232,414; Additional Supplemental Pension Plan benefits—$1,118,022; Welfare and fringe benefits—$53,668.

  •
  Mr. Chase: Cash termination payments—$4,858,500; Additional Supplemental Pension Plan benefits—$753,488; Welfare and fringe benefits—$59,982.

  •
  Mr. Alban: Cash termination payments—$4,366,500; Additional Supplemental Pension Plan benefits—$2,066,620; Welfare and fringe benefits—$64,980.

  •
  Mr. Richmond: Cash termination payments—$3,106,500; Additional Supplemental Pension Plan benefits—$198,184; Welfare and fringe benefits—$64,385.

        The amounts shown for Ms. Schumacher's cash termination payments and additional supplemental pension plan benefits reflect reductions that would have applied under cutback provisions in the agreement as described above.

Equity Awards

        Under the AbbVie 2013 Incentive Stock Program, any outstanding unvested stock options and restricted stock or unit awards granted prior to February 2013 (including awards converted into adjusted awards based on Abbott common shares and AbbVie common stock in connection with the Separation) vest upon a change in control, including performance-based restricted shares, which are deemed earned in full. This program, which was approved by AbbVie's stockholders, covers approximately 6,500 participants, including a broad group of management and professional staff. In addition, unvested equity awards converted into adjusted awards based on Abbott common shares in connection with the Separation would vest in full upon a change in control of Abbott.

        Beginning with awards granted in February 2013, upon a change in control the surviving company may assume, convert or replace the awards on an equivalent basis. If the surviving company does not do so, the vesting of the awards is accelerated. If the surviving company does assume, convert or replace the awards on an equivalent basis, then accelerated vesting of the awards is limited to circumstances in which, during the period from six months before through two years after a change in control, the grantee's employment is terminated without cause or the grantee resigns for good reason. The terms "cause" and "good reason" have the same definitions as in the change in control agreements.

        If a change in control had occurred on December 31, 2013 and the surviving company did not assume, convert or replace any of the awards granted after January 2013, then the unvested equity awards of the named executive officers would have vested as follows:

  •
  Mr. Gonzalez would have vested in (1) 616,330 unvested AbbVie stock options with a value of $11,124,505 and 89,900 unvested Abbott stock options with a value of $1,100,800, and (2) 310,387 shares of AbbVie restricted stock with a value of $16,391,537 and 52,667 Abbott restricted shares with a value of $2,018,726.

  •
  Ms. Schumacher would have vested in (1) 226,805 unvested AbbVie stock options with a value of $4,352,047 and 78,038 unvested Abbott stock options with a value of $925,168, and (2) 173,531 shares of AbbVie restricted stock with a value of $9,164,172 and 43,099 Abbott restricted shares with a value of $1,651,985.

  •
  Mr. Chase would have vested in (1) 135,229 unvested AbbVie stock options with a value of $2,450,221 and 19,399 unvested Abbott stock options with a value of $248,534, and (2) 112,867 shares of AbbVie restricted stock with a value of $5,960,506 and 11,766 Abbott restricted shares with a value of $450,991.

  •
  Mr. Alban would have vested in (1) 163,163 unvested AbbVie stock options with a value of $3,153,753 and 47,333 unvested Abbott stock options with a value of $605,557, and (2) 120,854 shares of AbbVie restricted stock with a value of $6,382,300 and 28,633 Abbott restricted shares with a value of $1,097,503.

  •
  Mr. Richmond would have vested in (1) 87,040 unvested AbbVie stock options with a value of $1,473,587, (2) 72,210 shares of AbbVie restricted stock with a value of $3,813,410, and (3) 14,833 AbbVie restricted stock units with a value of $783,331 and 14,833 Abbott restricted stock units with a value of $568,549.

        The value of stock options shown is based on the excess of the closing price of one share of common stock on December 31, 2013 over the exercise price of such options, multiplied by the number of unvested stock options held by the named executive officer. The value of restricted stock shown is determined by multiplying the number of restricted shares that would vest as of December 31, 2013 and the closing price of one share of common stock on December 31, 2013. The value of restricted stock units shown is determined by multiplying the number of restricted stock units that would vest as of December 31, 2013 and the closing price of one share of common stock on December 31, 2013.

RATIFICATION OF ERNST & YOUNG LLP AS ABBVIE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (ITEM 2 ON PROXY CARD)

        AbbVie's audit committee charter provides that the audit committee shall appoint annually AbbVie's independent registered public accounting firm. In October 2013, the audit committee appointed Ernst & Young LLP to act as AbbVie's independent registered public accounting firm for 2014.

        Although the audit committee has sole authority to appoint the independent registered public accounting firm, it would like to know the opinion of the stockholders regarding its appointment of Ernst & Young LLP for 2014. For this reason, stockholders are being asked to ratify this appointment. If the stockholders do not ratify the appointment of Ernst & Young LLP for 2014, the audit committee will take that fact into consideration, but may, nevertheless, continue to retain Ernst & Young LLP.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

        The board of directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2014.

AUDIT INFORMATION

Dismissal of Deloitte & Touche LLP

        The combined balance sheet of AbbVie as of December 31, 2012 and the related combined financial statements for each of the two years in the period ended December 31, 2012 were audited by Deloitte & Touche LLP ("Deloitte"). On December 14, 2012, AbbVie's audit committee approved the dismissal of Deloitte as AbbVie's independent registered public accountant, effective as of the date of Deloitte's completion of the audit services for the fiscal year ending December 31, 2012 and the filing of the company's 2012 Annual Report on Securities and Exchange Commission Form 10-K. Deloitte completed the audit services for such fiscal year and the filing of AbbVie's 2012 Annual Report was completed on March 15, 2013, and, therefore, the effective date of Deloitte's dismissal was March 15, 2013.

        The report of Deloitte on the combined financial statements of AbbVie for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle, and included an explanatory paragraph relating to the preparation of the company's financial statements from the separate financial statements and accounting records of Abbott.

        As it relates to the fiscal years ended December 31, 2012 and 2011, and through March 15, 2013, the effective date of Deloitte's dismissal, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

        In connection with filing a Current Report on Securities and Exchange Commission Form 8-K/A, the company provided Deloitte with a copy of the disclosures in such Current Report and requested that Deloitte provide the company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agreed with the disclosures therein. A copy of Deloitte's letter, dated March 19, 2013, is attached as Exhibit 16.1 to AbbVie's Current Report on Securities and Exchange Commission Form 8-K/A filed on March 19, 2013.

Appointment of Independent Registered Public Accounting Firm Ernst & Young LLP

        On December 14, 2012, AbbVie's audit committee approved the appointment of Ernst & Young LLP as the company's independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2013. On October 9, 2013, AbbVie's audit committee approved the appointment of Ernst & Young LLP to perform independent audit services for the fiscal year ending December 31, 2014. Through December 14, 2012, neither the company, nor anyone on its behalf, consulted Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the combined financial statements of Abbott's research-based pharmaceuticals business or the consolidated financial statements of the company, in any case where a written report or oral advice was provided to the company by Ernst & Young that Ernst & Young concluded was an important factor considered by the company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

 Audit Fees and Non-Audit Fees

        The following table presents fees for professional audit services rendered to AbbVie by Ernst & Young LLP for the year ended December 31, 2013, and fees billed for other services rendered to AbbVie by Ernst & Young LLP for that period. The table also presents fees for professional audit services rendered to Abbott by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, Limited, and their respective affiliates (the "Deloitte Entities") for the year ended December 31, 2012, and fees billed for other services rendered to Abbott by the Deloitte Entities, for that period. Prior to the separation of AbbVie from Abbott, Abbott paid any audit, audit-related, tax and other fees of the Deloitte Entities.

	2013 (millions)	2012 (millions)
Audit fees:(1)	$8.1	$18.0
Audit related fees:(2)	0.0	9.1
Tax fees:(3)	4.9	0.2
All other fees:(4)	0.8	1.2

Total	$13.8	$28.5

(1)
In 2013, Ernst & Young billed or will bill AbbVie for professional services rendered for the audit of AbbVie's annual financial statements, the audits of AbbVie's internal control over financial reporting, statutory and subsidiary audits, the review of documents filed with the Securities and Exchange Commission, and certain accounting consultations in connection with the audits. In 2012, the Deloitte Entities billed Abbott for professional services rendered for the audit of Abbott's annual financial statements, the audits of Abbott's internal control over financial reporting, statutory and subsidiary audits, the review of documents filed with the Securities and Exchange Commission, and certain accounting consultations in connection with the audits.

(2)
Audit related fees include: accounting consultations and audits in connection with proposed acquisitions and divestitures, audits of certain employee benefit plans' financial statements, and, in 2012, audits and audit related services in connection with the separation of AbbVie from Abbott, including associated filings with the Securities and Exchange Commission.

(3)
Tax fees consist principally of professional services for tax compliance and tax planning and advice including assistance with tax audits and appeals, and tax advice related to mergers and acquisitions. In 2013, tax fees also include expatriate tax return services provided by Ernst & Young.

(4)
In 2013, all other fees represent Independent Review Organization services provided by Ernst & Young. In 2012, all other fees primarily represent consulting services for an information technology project engagement Abbott entered with a firm before that firm's acquisition by a Deloitte Entity in 2011.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

        The audit committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by the independent registered public accounting firm and its related affiliates.

        Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the audit committee for approval.

        Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

        The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

        Management is responsible for the preparation and integrity of AbbVie's consolidated financial statements. The independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The audit committee reviews these processes on behalf of the board of directors. In this context, the audit committee has reviewed and discussed the audited financial statements contained in the 2013 Annual Report on Form 10-K with AbbVie's management and its independent registered public accounting firm.

        The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed pursuant to Auditing Standards Section AU 380 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board.

        The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the firm's independence. The audit committee has also considered whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in AbbVie's Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission.

Audit Committee

        R. Austin, Chair, W. Burnside, E. Rapp, and F. Waddell

SAY ON PAY—AN ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION (ITEM 3 ON PROXY CARD)

        Stockholders are being asked to approve the compensation of AbbVie's named executive officers, as disclosed under Securities and Exchange Commission rules, including the Compensation Discussion and Analysis, the compensation tables and related material included in this proxy statement.

        The independent compensation committee of the board of directors, with the counsel of its independent compensation consultant, has thoroughly examined AbbVie's programs, the company's performance related to our industry and high-performing peer group, and market factors. The committee has determined that the specific pay decisions for the named executive officers are appropriate given the company's performance, the executives' contributions, and our stockholders' interests.

        While this vote is advisory and non-binding, the board of directors and the compensation committee value the opinion of the stockholders and will review the voting results and take them into account when future compensation decisions are made.

        Accordingly, the board of directors recommends that you vote FOR the approval of the named executive officers' compensation.

 PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

        It is AbbVie's policy that the nominations and governance committee review, approve, ratify or disapprove of all transactions in which AbbVie participates and in which any related person has a direct or indirect material interest if such transaction involves or is expected to involve payments of $120,000 or more in the aggregate per fiscal year. Related person transactions requiring review by the nominations and governance committee pursuant to this policy are identified in:

  •
  questionnaires annually distributed to AbbVie's directors and executive officers;

  •
  certifications submitted annually by AbbVie executive officers related to their compliance with AbbVie's Code of Business Conduct; or

  •
  communications made directly by the related person to the chief financial officer or general counsel.

        In determining whether to approve or ratify a related person transaction, the nominations and governance committee will consider the following items, among others:

  •
  the related person's relationship to AbbVie and interest in the transaction;

  •
  the material facts of the transaction, including the aggregate value of such transaction or, in the case of indebtedness, the amount of principal involved;

  •
  the benefits to AbbVie of the transaction;

  •
  if applicable, the availability of other sources of comparable products or services;

  •
  an assessment of whether the transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally;

  •
  whether a transaction has the potential to impair director independence; and

  •
  whether the transaction constitutes a conflict of interest.

        This process is included in the nominations and governance committee's written charter, which is available on the corporate governance section of AbbVie's investor relations website at www.abbvieinvestor.com.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        AbbVie believes that during 2013 its executive officers and directors timely complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

Performance-Based Compensation Arrangements

        The Performance Incentive Plan and the Incentive Stock Program, which are described above, are intended to comply with Internal Revenue Code Section 162(m) to ensure deductibility of performance-based compensation.

        The compensation committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The committee believes that stockholder interests are best served by not restricting the committee's discretion and flexibility in crafting compensation programs, even if such programs may result in certain non-deductible compensation expenses. Accordingly, the committee may from time to time approve components of compensation for certain executive officers that are not deductible.

        While the compensation committee does not anticipate there would ever be circumstances where a restatement of earnings upon which any incentive plan award decisions were based would occur, the committee, in evaluating such circumstances, has discretion to take all actions necessary to protect the interests of stockholders up to and including actions to recover such incentive awards.

Exclusive Forum

        AbbVie is incorporated in the state of Delaware and Delaware law governs the relationship among its directors, officers, and stockholders (also known as the internal affairs doctrine). To provide for the orderly, efficient and cost-effective resolution of Delaware-law issues affecting AbbVie, the company's Certificate of Incorporation provides that unless the board of directors otherwise determines, Delaware courts are the exclusive forum for cases involving the internal affairs doctrine, derivative actions brought on behalf of the company, claims for breach of fiduciary duty, and other matters concerning Delaware statutory and common law. The provision does not apply to any other cases brought against AbbVie.

Other Matters

        The board of directors knows of no other business to be transacted at the 2014 Annual Meeting of Stockholders, but if any other matters do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote or act with respect to them in accordance with their best judgment.

Date for Receipt of Stockholder Proposals for the 2015 Annual Meeting Proxy Statement

        Stockholder proposals for presentation at the 2015 Annual Meeting must be received by AbbVie no later than November 15, 2014 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 2015 meeting.

Procedure for Recommendation and Nomination of Directors and Transaction of Business at Annual Meeting

        A stockholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the secretary of AbbVie. Recommendations must be accompanied by certain information about both the nominee and the stockholder making the nomination, as set forth in AbbVie's Amended and Restated By-Laws. A nominee who is recommended by a stockholder following these procedures will receive the same consideration as other comparably qualified nominees.

        A stockholder entitled to vote for the election of directors at an Annual Meeting and who is a stockholder of record on:

  •
  the record date for that Annual Meeting,

  •
  the date of this proxy statement, and

  •
  the date of the Annual Meeting,

may nominate persons for director, or make proposals of other business to be brought before the Annual Meeting, by providing proper timely written notice to the secretary of AbbVie.

        That notice must include certain information required by Article II of AbbVie's Amended and Restated By-Laws, including information about the stockholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting on concert with them, and any proposed director nominee.

        For each matter the stockholder proposes to bring before the Annual Meeting, the notice must also include a brief description of the business to be discussed, the reasons for conducting such business at the Annual Meeting, any material interest of the stockholder in such business and certain other information specified in the By-Laws. In addition, in the case of a director nomination, the notice must include a completed and signed questionnaire, representation and agreement of the nominee addressing matters specified in the By-Laws.

        To be timely, written notice either to directly nominate persons for director or to bring business properly before the Annual Meeting must be received at AbbVie's principal executive offices not less than ninety days and not more than one hundred twenty days prior to the anniversary date of the preceding Annual Meeting. If the Annual Meeting is called for a date that is more than thirty days before or sixty days after such anniversary date, notice by the stockholder must be received not less than ninety days and not more than one hundred twenty days prior to the date of such Annual Meeting and not later than the close of business on the later of ninety days prior to the date of such Annual Meeting, or, if the first public announcement of the date of such Annual Meeting is less than one hundred days prior to the date of such Annual Meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by AbbVie. To be timely for the 2015 Annual Meeting, this written notice must be received by AbbVie no later than February 5, 2015.

        In addition, the notice must be updated and supplemented, if necessary, so that the information provided or required to be provided is true and correct as of the record date for the Annual Meeting and as of the date that is ten business days prior to the meeting. Any such update or supplement must be delivered to the secretary of AbbVie at AbbVie's principal executive offices not more than five business days after the record date for the Annual Meeting, and not less than eight business days before the date of the Annual Meeting in the case of any update or supplement required to be made as of ten business days prior to the Annual Meeting.

Householding of Proxy Materials

        The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (such as brokers or banks) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single Notice or proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially provides extra convenience for security holders and cost savings for companies.

        Several brokers and banks with accountholders who are AbbVie stockholders will be "householding" our proxy materials. As indicated in the notice provided by these brokers to AbbVie stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and you prefer to receive a separate proxy statement, please notify your broker or contact Broadridge Financial Solutions 1-800-542-1061, email: sendmaterials@proxyvote.com, or write us at Investor Relations, AbbVie Inc., 1 North Waukegan Road, North Chicago, Illinois 60064. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker or bank.

General

        It is important that proxies be returned promptly. Stockholders are urged to vote, regardless of the number of shares of AbbVie common stock owned. Stockholders may vote by telephone, the Internet, or by mail if a printed version of the proxy card was received or requested. Stockholders who vote by telephone or the Internet do not need to return a proxy card.

        The Annual Meeting will be held at the Rosewood, 2825 Sand Hill Road, Menlo Park, California 94025. Admission to the meeting will be by admission card only. A stockholder planning to attend the meeting should promptly complete and return the reservation form. Reservation forms must be received before May 2, 2014. An admission card admits only one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

By order of the board of directors.
LAURA J. SCHUMACHER SECRETARY

AbbVie Inc.
1 North Waukegan Road
North Chicago, Illinois 60064 U.S.A.

Notice of Annual Meeting
of Stockholders
and Proxy Statement

Meeting Date
May 9, 2014

YOUR VOTE IS IMPORTANT!
Please sign and promptly return your proxy
in the enclosed envelope or vote your
shares by telephone or using the Internet.

Reservation Form for Annual Meeting

I am a stockholder of AbbVie Inc. and I plan to attend the Annual Meeting to be held at the Rosewood, 2825 Sand Hill Road, Menlo Park, California 94025 at 9:00 a.m. on May 9, 2014.

Please send me an admission card for each of the following persons.

Name	Name
Address	Address
City	City
State	State
Zip Code	Zip Code
Phone Number ( )	Phone Number ( )

If you plan to attend the meeting, please complete the Reservation Form and send it to AbbVie Inc., Annual Meeting Ticket Requests, AP34, 1 North Waukegan Road, North Chicago, Illinois 60064. Due to space limitations, Reservation Forms must be received before May 2, 2014. An admission card, along with a form of photo identification, admits one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

To prevent a delay in the receipt of your admission card, do not return this form with your proxy card or mail it in the enclosed business envelope.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 9, 2014. Meeting Information ABBVIE INC. Meeting Type: Annual Meeting For holders as of: March 12, 2014 Date: May 9, 2014 Time: 9:00 AM PT Location: Rosewood 2825 Sand Hill Road Menlo Park, CA 94025 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ABBVIE INC. 1 NORTH WAUKEGAN ROAD NORTH CHICAGO, IL 60064 M65502-P46061 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2014 to facilitate timely delivery. M65503-P46061 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Class II Directors Nominees: 01) Robert J. Alpern 02) Edward M. Liddy 03) Frederick H. Waddell The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2014. 3. Say on Pay - An advisory vote on the approval of executive compensation. M65504-P46061

M65505-P46061

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except ABBVIE INC. ! ! ! Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Thursday, May 8, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Thursday, May 8, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ABBVIE INC. 1 NORTH WAUKEGAN ROAD NORTH CHICAGO, IL 60064 M65512-P46061 The Board of Directors recommends you vote FOR the following: 1. Election of Class II Directors Nominees: 01) Robert J. Alpern 02) Edward M. Liddy 03) Frederick H. Waddell The Board of Directors recommends you vote FOR the following proposals: Against For Abstain ! ! ! 2. Ratification of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2014. ! ! ! 3. Say on Pay - An advisory vote on the approval of executive compensation. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. M65513-P46061 ABBVIE INC. Annual Meeting of Stockholders May 9, 2014 9:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Richard A. Gonzalez and Laura J. Schumacher, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AbbVie Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM PT on Friday, May 9, 2014, at the Rosewood, 2825 Sand Hill Road, Menlo Park, California 94025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. M65515-P46061 ABBVIE INC. ABBVIE SAVINGS PLAN Annual Meeting of Stockholders May 9, 2014 9:00 AM This proxy is solicited by the Board of Directors Participants in the AbbVie Savings Plan will receive a voting instruction card for their shares of AbbVie Inc. common stock held in the AbbVie Savings Plan Trust. The Trust is administered by both a trustee and an investment committee. The trustee is Mercer Trust Company. The members of the investment committee are Amarendra Duvvur, William H.S. Preece, and Michael J. Thomas, employees of AbbVie. The voting power with respect to the shares is held by and shared between the investment committee and the participants. The investment committee must solicit voting instructions from the participants and follow the voting instructions it receives. The investment committee may use its own discretion with respect to those shares of AbbVie common stock for which no voting instructions are received. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side